                                                                    EXHIBIT 99.1

                    =========================================



                        CONTINGENT VALUE RIGHTS AGREEMENT

                                 by and between

  Hewlett-Packard Erste Vermogensverwaltungs- und Beteiligungsgesellschaft mbH

                                       and

           J.P. Morgan Trust Company, National Association, as Trustee

                                       and

 J.P. Morgan Trust Company, National Association, as Depositary and Paying Agent







                            Dated as of April 1, 2002

                    ========================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION ..........  1

      Section 1.1.      Definitions ........................................  1
                        -----------
      Section 1.2.      Compliance and Opinions ............................  7
                        -----------------------
      Section 1.3.      Form of Documents Delivered to Trustee .............  7
                        --------------------------------------
      Section 1.4.      Acts of Holders ....................................  8
                        ---------------
      Section 1.5.      Notices, etc. to Trustee and Buyer..................  9
                        ----------------------------------
      Section 1.6.      Notice to Holders; Waiver ..........................  9
                        -------------------------
      Section 1.7.      Conflict with Trust Indenture Act ..................  10
                        ---------------------------------
      Section 1.8.      Effect of Headings and Table of Contents ...........  10
                        ----------------------------------------
      Section 1.9.      Successors and Assigns .............................  10
                        ----------------------
      Section 1.10.     Benefits of Agreement ..............................  10
                        ---------------------
      Section 1.11.     GOVERNING LAW ......................................  10
                        -------------
      Section 1.12.     Legal Holidays .....................................  11
                        --------------
      Section 1.13.     Separability Clause ................................  11
                        -------------------
      Section 1.14.     No Recourse Against Others .........................  11
                        --------------------------
      Section 1.15.     Counterparts .......................................  11
                        ------------
      Section 1.16.     Acceptance of Trust ................................  11
                        -------------------

ARTICLE 2 SECURITY FORMS ...................................................  11

      Section 2.1.      Forms Generally ....................................  11
                        ---------------
      Section 2.2.      Legends ............................................  12
                        -------
      Section 2.3.      Global Securities ..................................  12
                        -----------------
      Section 2.4.      Securities in Certificated Form.....................  13
                        -------------------------------

ARTICLE 3 THE SECURITIES ...................................................  14

      Section 3.1.      Title and Terms ....................................  14
                        ---------------
      Section 3.2.      Registrable Form ...................................  16
                        ----------------
      Section 3.3.      Execution, Authentication, Delivery and Dating .....  16
                        ----------------------------------------------
      Section 3.4.      Mutilated, Destroyed, Lost and Stolen Securities ...  17
                        ------------------------------------------------
      Section 3.5.      Registration of Global Securities ..................  18
                        ---------------------------------
      Section 3.6.      Persons Deemed Owners ..............................  18
                        ---------------------
      Section 3.7.      Cancellation .......................................  18
                        ------------

ARTICLE 4 THE TRUSTEE ......................................................  18

      Section 4.1.      Certain Duties and Responsibilities ................  18
                        -----------------------------------
      Section 4.2.      Certain Rights of Trustee ..........................  19
                        -------------------------
      Section 4.3.      Notice of Default...................................  20
                        -----------------
      Section 4.4.      Not Responsible for Recitals or Issuance of
                        -------------------------------------------
                        Securities .........................................  21
                        ----------
      Section 4.5.      May Hold Securities ................................  21
                        -------------------
      Section 4.6.      Money Held in Trust ................................  21
                        -------------------
      Section 4.7.      Compensation and Reimbursement .....................  21
                        ------------------------------

        Section 4.8.      Disqualification; Conflicting Interests ..........  22
                          ---------------------------------------
        Section 4.9.      Corporate Trustee Required; Eligibility ..........  22
                          ---------------------------------------
        Section 4.10.     Resignation and Removal; Appointment of
                          ---------------------------------------
                          Successor ........................................  22
                          ---------
        Section 4.11.     Acceptance of Appointment of Successor ...........  23
                          --------------------------------------
        Section 4.12.     Merger, Conversion, Consolidation or Succession
                          -----------------------------------------------
                          to Business ......................................  24
                          -----------
        Section 4.13.     Preferential Collection of Claims Against
                          -----------------------------------------
                          Buyer ............................................  24
                          -----

ARTICLE 5 DEPOSITARY AND PAYING AGENT ......................................  24

        Section 5.1.      Deposit of Securities ............................  24
                          ---------------------
        Section 5.2.      Buyer to Provide List of Beneficial Owners;
                          ------------------------------------------
                          Notification .....................................  24
                          ------------
        Section 5.3.      Registration, Permitted Transfers and
                          -------------------------------------
                          Exchanges ........................................  25
                          ---------
        Section 5.4.      Calculation of CVR Payout ........................  26
                          -------------------------
        Section 5.5.      Payments With Respect to the Securities ..........  27
                          ---------------------------------------
        Section 5.6.      Redemption, etc ..................................  27
                          ---------------
        Section 5.7.      Certificated Securities ..........................  27
                          -----------------------
        Section 5.8.      Notice to Beneficial Owners ......................  27
                          ---------------------------
        Section 5.9.      Depositary as Proxy for Beneficial Owners ........  28
                          -----------------------------------------
        Section 5.10.     Resignation and Removal; Appointment of
                          ---------------------------------------
                          Successor ........................................  28
                          ---------
        Section 5.11.     No Obligation to Advance Funds ...................  29
                          ------------------------------
        Section 5.12.     Depositary's and Paying Agent's Rights............  29
                          --------------------------------------
        Section 5.13.     Compensation and Reimbursement ...................  29
                          ------------------------------

ARTICLE 6 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND BUYER ..................  30

        Section 6.1.      Buyer to Furnish Trustee Names and Addresses
                          --------------------------------------------
                          of Holders .......................................  30
                          ----------
        Section 6.2.      Preservation of Information ......................  30
                          ---------------------------
        Section 6.3.      Communications to Holders ........................  30
                          -------------------------
        Section 6.4.      Reports by Trustee ...............................  31
                          ------------------
        Section 6.5.      Reports by Buyer .................................  31
                          ----------------

ARTICLE 7 AMENDMENTS .......................................................  31

        Section 7.1.      Amendments Without Consent of Holders ............  31
                          -------------------------------------
        Section 7.2.      Amendments with Consent of Holders ...............  32
                          ----------------------------------
        Section 7.3.      Execution of Amendments ..........................  33
                          -----------------------
        Section 7.4.      Effect of Amendments; Notice to Holders ..........  33
                          ---------------------------------------
        Section 7.5.      Conformity with Trust Indenture Act ..............  33
                          -----------------------------------
        Section 7.6.      Reference in Securities to Amendments ............  33
                          -------------------------------------

ARTICLE 8 COVENANTS ........................................................  34

        Section 8.1.      Payment of Amounts, if any, to Holders ...........  34
                          --------------------------------------
        Section 8.2.      Maintenance of Office or Agency ..................  34
                          -------------------------------
        Section 8.3.      Money for Security Payments to Be Held in
                          -----------------------------------------
                          Trust ............................................  35
                          -----
        Section 8.4.      Certain Purchases and Sales ......................  36
                          ---------------------------
        Section 8.5.      Reports ..........................................  36
                          -------

       Section 8.6.      Audits; Dispute Resolution ........................  36
                         --------------------------
       Section 8.7.      Foreign Exchange ..................................  38
                         ----------------
       Section 8.8.      Annual TIA Certification ..........................  38
                         ------------------------

ARTICLE 9 REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT ..........  39

       Section 9.1.      Event of Default Defined; Waiver of Default .......  39
                         -------------------------------------------
       Section 9.2.      Collection of Indebtedness by Trustee; Trustee
                         ----------------------------------------------
                         May Prove Debt ....................................  40
                         --------------
       Section 9.3.      Application of Proceeds ...........................  42
                         -----------------------
       Section 9.4.      Suits for Enforcement .............................  43
                         ---------------------
       Section 9.5.      Restoration of Rights on Abandonment of
                         ---------------------------------------
                         Proceedings .......................................  43
                         -----------
       Section 9.6.      Limitations on Suits by Holders ...................  43
                         -------------------------------
       Section 9.7.      Unconditional Right of Holders ....................  44
                         ------------------------------
       Section 9.8.      Powers and Remedies Cumulative; Delay or Omission
                         -------------------------------------------------
                         Not Waiver of Default .............................  44
                         ---------------------
       Section 9.9.      Control by Holders ................................  44
                         ------------------
       Section 9.10.     Waiver of Past Defaults ...........................  45
                         -----------------------
       Section 9.11.     Trustee to Give Notice of Default, But May
                         ------------------------------------------
                         Withhold in Certain Circumstances .................  45
                         ---------------------------------
       Section 9.12.     Right of Court to Require Filing of Undertaking to
                         --------------------------------------------------
                         Pay Costs .........................................  46
                         ---------

ARTICLE 10 CONSOLIDATION, MERGER, SALE OR CONVEYANCE .......................  46

       Section 10.1.     Consolidation, Merger, etc ........................  46
                         --------------------------
       Section 10.2.     Successor Person Substituted ......................  47
                         ----------------------------
       Section 10.3.     Opinion of Counsel to Trustee .....................  47
                         -----------------------------
       Section 10.4.     Successors ........................................  47
                         ----------

ARTICLE 11 SATISFACTION AND DISCHARGE ......................................  48

       Section 11.1.     Satisfaction and Discharge of Agreement ...........  48
                         ---------------------------------------
       Section 11.2.     Application of Trust Money ........................  48
                         --------------------------
       Section 11.3.     Repayment to the Buyer ............................  48
                         ----------------------

Exhibit A      -         Form of Global Security
Exhibit B-1    -         Form of Beneficial Owner List
Exhibit B-2    -         Form of Notice
Exhibit C      -         Form of Transfer Instrument

____________________
Note: This table of contents shall not, for any purpose, be deemed to be a part of the Contingent Value Rights Agreement.

Reconciliation and tie between Trust Indenture Act of 1939 and Contingent Value Rights Agreement, dated as of April 1, 2002.

Trust Indenture Act Section                                  Agreement Section
---------------------------                                  -----------------
Section 310          (a) (1) ............................     4.9
                     (a) (2) ............................     4.9
                     (a) (3) ............................     Not Applicable
                     (a) (4) ............................     Not Applicable
                     (b) ................................     4.8, 4.10
Section 311          (a) ................................     4.13
                     (b) ................................     4.13
                     (c) ................................     Not Applicable
Section 312          (a) ................................     6.1, 6.2
                     (b) ................................     6.3(a)
                     (c) ................................     1.16, 6.3(b)
Section 313          (a) ................................     6.4(a)
                     (b) ................................     6.4(a) (b)
                     (c) ................................     6.4(b)
                     (d) ................................     6.4(b)
Section 314          (a) ................................     6.5
                     (b) ................................     Not Applicable
                     (c) (1) ............................     1.2
                     (c) (2) ............................     1.2
                     (c) (3) ............................     Not Applicable
                     (d) ................................     Not Applicable
                     (e) ................................     1.2
Section 315          (a) ................................     4.1(a)
                     (b) ................................     9.11
                     (c) ................................     4.1(a)
                     (d) ................................     4.1(c)
                     (d) (1) ............................     4.1(c) (i)
                     (d) (2) ............................     4.1(c) (ii)
                     (d) (3) ............................     4.1(c) (iv)
                     (e) ................................     9.12
Section 316          (a) (1) (A) ........................     9.9
                     (a) (1) (B) ........................     9.10
                     (a) (2) ............................     Not Applicable
                     (b) ................................     9.7
Section 317          (a) (1) ............................     9.2
                     (a) (2) ............................     9.2
                     (b) ................................     8.3
Section 318          (a) ................................     1.7


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Contingent Value Rights Agreement.

       THIS CONTINGENT VALUE RIGHTS AGREEMENT, (this "CVR Agreement") dated as
                                                      -------------
of April 1, 2002, between Hewlett-Packard Erste Vermogensverwaltungs- und Beteiligungsgesellschaft mbH, a corporation organized under the laws of Germany (the "Buyer"), J.P. Morgan Trust Company, National Association, as Trustee (the
      -----
"Trustee") and J.P. Morgan Trust Company, National Association, as Depositary
 -------
and Paying Agent (in such context, the "Depositary").
                                        ----------

       A registration statement on Form S-4 (No. 333-73786) (the "Registration
                                                                  ------------
Statement") with respect to the Contingent Value Rights (the "Securities" and
---------                                                     ----------
each a "Security"), among other securities, has been prepared and filed by
        --------
Hewlett-Packard Company with the SEC and has become effective in accordance with the Securities Act. This CVR Agreement is entered into in connection with the Offer Agreement (the "Offer Agreement") dated as of September 6, 2001, as
                      ---------------
amended on February 13, 2002, by and between Hewlett-Packard Company, a corporation organized under the laws of the state of Delaware ("HP"), and Indigo
                                                                --
N.V., a corporation organized under the laws of The Netherlands (the "Company"),
                                                                      -------
which sets forth the initial allocation of one Security to each outstanding Company Share (as defined in the Offer Agreement) that is exchanged for the Contingent Offer Price (as defined in the Offer Agreement).

                                   ARTICLE 1
                                   ---------

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
             -------------------------------------------------------

       Section 1.1.   Definitions. For all purposes of this CVR Agreement,
                      -----------
except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

               (b) all accounting terms used herein and not expressly defined herein shall have the meanings assigned to such terms in accordance with generally accepted accounting principles in the United States, and the term "generally accepted accounting principles" or "GAAP" means such accounting
 ----------------------------------------      ----
principles as are generally accepted and as applied by HP consistent with its financial SEC reporting practices as of the beginning of the CVR Measuring Period;

               (c) all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the respective meanings assigned to them therein; and

               (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this CVR Agreement as a whole and not to any particular Article, Section or other subdivision.

                  "Act" shall have the meaning specified in Section 1.4.
                   ---

                  "Affiliate" of any specified Person (as defined herein) means
                   ---------
any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. Without limiting the generality of the foregoing, HP shall be deemed an Affiliate of the Buyer for purposes of this CVR Agreement. For the purposes of this definition, "control" when used with respect to any specified Person means the power to
 -------
direct the management and policies of such Person, directly or indirectly,

whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the
               -----------       ----------
foregoing.

                  "Authorized Newspaper" means The Wall Street Journal (Western
                   --------------------
Edition), or if The Wall Street Journal (Western Edition) shall cease to be published, or, if the publication or general circulation of The Wall Street Journal (Western Edition) shall be suspended for whatever reason, such other English language newspaper of general circulation in The City of New York, New York, or San Francisco, California as is selected by the Buyer.

                  "Beneficial Owners" has the meaning ascribed to it in Section
                   -----------------
5.2(a).

                  "Beneficial Owner List" has the meaning ascribed to it in
                   ---------------------
Section 5.2(a).

                  "Board of Directors" means the board of directors of the Buyer
                   ------------------
or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by
                   ----------------
the Secretary or an Assistant Secretary of the Buyer, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day (other than a Saturday or a
                   ------------
Sunday) on which banking institutions in The City of New York, New York or San Francisco, California are not authorized or obligated by law or executive order to close, and shall consist of the time period from 12:01 a.m. to 12:00 midnight U.S. Eastern time.

                  "Buyer" means the Person named as the "Buyer" in the first
                   -----                                 -----
paragraph of this CVR Agreement, until a successor Person shall have become such pursuant to the applicable provisions of this CVR Agreement, and thereafter "Buyer" shall mean such successor Person. To the extent necessary to comply with
 -----
the requirements of the provisions of Trust Indenture Act Sections 310 through 317, inclusive, as they are applicable to the Buyer, the term "Buyer" shall
                                                               -----
include any other obligor with respect to the Securities for the purposes of complying with such provisions.

                  "Buyer Auditor Conclusion" has the meaning ascribed to it in
                   ------------------------
Section 8.6(a).

                  "Buyer Request" or "Buyer Order" means a written request or
                   -------------      -----------
order signed in the name of the Buyer by any managing director or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary, and delivered to the Trustee.

                  "Certificated Securities" means securities issued in
                   -----------------------
certificated form pursuant to Section 2.4.

                  "Closing Time" means March 22, 2002.
                   ------------

                  "Commission" or "SEC" means the Securities and Exchange
                   ----------      ---
Commission, as from time to time constituted, created under the Exchange Act (as defined herein), or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company Core Technology" means Company technology that
                   -----------------------
enables the creation of a printed image employing a liquid composition of charged, pigmented thermoplastic particles that are being transferred from an image-bearing surface to a final substrate.

                  "Consumables" means (i) consumables and accessories that in
                   -----------
each case have a commercial use that is limited to the support and use of LEP Digital Press Products (as defined herein) and (ii) support services directly related to the initial installation of and the ongoing repair and maintenance of LEP Digital Press Products.

                  "Contingent Value Rights" has the meaning ascribed to it in
                   -----------------------
Section 3.1(b).

                  "Corporate Trust Office" means the office of the Trustee at
                   ----------------------
which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this CVR Agreement is located at 101 California Street, San Francisco, CA 94111.

                  "CVR Agreement" means this instrument as originally executed
                   -------------
and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

                  "CVR Measuring Period" means the three-year period commencing
                   --------------------
on April 1, 2002 and ending on March 31, 2005.

                  "CVR Payout" has the meaning ascribed to it in Section
                   ----------
3.1(b)(i).

                  "CVR Report" means a written report of the Buyer, certified by
                   ----------
an officer or any managing director of the Buyer, showing the Revenue (as defined herein) for the CVR Measuring Period and the corresponding calculation of the CVR Payout.

                  "Default Interest Rate" means the 90-day London Interbank
                   ---------------------
Offering Rate, as published in an Authorized Newspaper, as such rate may change from time to time, plus 400 basis points.

                  "Default Issuance Date" means the date upon which the
                   ---------------------
Securities become due and payable pursuant to Section 9.1.

                  "Depositary" means, with respect to any Global Securities (as
                   ----------
defined herein), any entity designated by the Buyer to act as Depositary for such Global Securities (or any successor entity), which entity is initially designated as J.P. Morgan Trust Company, National Association.

                  "Event of Default" has the meaning ascribed to it in Section
                   ----------------
9.1.
                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended, and the rules and regulations promulgated thereunder.

                  "Exchange Act Documents" has the meaning ascribed to it in
                   ----------------------
Section 6.5.

                  "Global Security" means a Security that is registered in the
                   ---------------
Security Register (as defined herein) in the name of a Depositary or a nominee thereof.

                  "Guaranty" means the Guaranty executed by HP of even date
                   --------
herewith, guaranteeing the payment of the CVR Payout, if any.

                  "Holder" means a Person in whose name a Security is registered
                   ------
in the Security Register.

                  "Holders' Representative" has the meaning ascribed to it in
                   -----------------------
Section 8.6(a).

                  "Holders Auditor Conclusion" has the meaning ascribed to it in
                   --------------------------
Section 8.6(a).

                  "Issuance Date" means May 30, 2005 (or such earlier date upon
                   -------------
which the Buyer delivers the CVR Report to the Trustee).

                  "LEP Digital Press Products" means digital press products,
                   --------------------------
including accessories and options (e.g. finishing equipment, sheet feeders) that utilize Company Core Technology.

                  "Lower Limit" means one billion United States Dollars (U.S.
                   -----------
$1,000,000,000).

                  "Maximum CVR Payout" has the meaning ascribed to it in Section
                   ------------------
3.1(b)(i)(1).

                  "Notice of Default" has the meaning ascribed to it in Section
                   -----------------
9.1.

                  "Officers' Certificate" when used with respect to the Buyer
                   ---------------------
means a certificate signed by any managing director or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary of the Buyer delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who
                   ------------------
may be counsel for the Buyer.

                  "Outstanding" when used with respect to Securities means, as
                   -----------
of the date of determination, all Securities theretofore authenticated and delivered under this CVR Agreement, except: (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; (b) from and after the earliest of a Default Issuance Date or the Issuance Date, Securities for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Buyer) in trust, or set aside and segregated in trust by the Buyer (if the Buyer shall act as its own Paying Agent) for the Holders of such Securities; and (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this CVR Agreement, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Buyer; provided, however, that in determining whether the Holders of the requisite Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Buyer or any Affiliate of the Buyer, whether held as treasury securities or otherwise, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

                  "Paying Agent" means any Person authorized by the Buyer to pay
                   ------------
the CVR Payout determined pursuant to Section 5.1, if any, on any Securities on behalf of the Buyer.

                  "Permitted Transfer" shall mean (i) the transfer of any or all
                   ------------------
of the Securities on death by will or intestacy, (ii) the transfer by instrument to an inter vivos or testamentary trust in which the Securities are to be passed to beneficiaries upon the death of the trustee, (iii) transfers to an Affiliate of a Holder, (iv) if the Holder is a partnership or limited liability or similar company, a distribution by the transferring entity to its limited partners or members, (v) by gift, or (vi) a sale or transfer to Buyer or its Affiliates; provided, however, that the transferee or transferees in all such transfers
--------  -------
(other than to Buyer or its Affiliates) must agree to be bound by these restrictions on transfer.

                  "Person" means any individual, corporation, partnership, joint
                   ------
venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          "Residual Calculation" means the present value, as of the end of the
           --------------------
CVR Measuring Period, of remaining minimum contractually committed payments associated with LEP Digital Press Products placed during the CVR Measuring Period under operating leases, provided the placement of such LEP Digital Press Products has not been and will not be recognized as a sale under U.S. GAAP (as applied by HP consistent with its financial SEC reporting practices as of the beginning of the CVR Measuring Period). The present value will be determined by using a discount rate of twelve percent (12%) per year.

          "Responsible Officer" when used with respect to the Trustee means any
           -------------------
officer assigned to the Corporate Trust Office and also means, with respect to any particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Revenue" means the actual net revenue from the sale or lease of LEP
           -------
Digital Press Products and Consumables by the Buyer and its Affiliates (and its successors and assigns under this CVR Agreement) during the CVR Measuring Period plus the Residual Calculation. Actual net revenue is to be based on U.S. GAAP, as applied by HP consistent with its financial SEC reporting practices as of the beginning of the CVR Measuring Period, or in the case of successors or assigns under this CVR Agreement which are not Affiliates of HP, as such successors or assigns account for net revenue under their standard accounting practices.

          "Securities" shall have the meaning set forth in the preamble to this
           ----------
CVR Agreement.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Security Register" has the meaning ascribed to it in Section 3.5.
           -----------------

          "Security Registrar" has the meaning ascribed to it in Section 3.5.
           ------------------

          "Subsidiary" means each Person more than 50% of the outstanding voting
           ----------
securities of which is owned, directly or indirectly, by the Buyer and/or one or more Subsidiaries.

          "Transfer Instrument" shall have the meaning ascribed to it in Section
           -------------------
5.3(b).

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended from time to time, and the rules and regulations promulgated thereunder.

          "Trustee" means the Person named as the "Trustee" in the first
           -------                                 -------
paragraph of this CVR Agreement, until a successor Trustee shall have become such pursuant to the applicable provisions of this CVR Agreement, and thereafter "Trustee" shall mean such successor Trustee.
 -------

          "Upper Limit" means one billion six hundred million United States
           -----------
Dollars (U.S. $1,600,000,000).

          "vice president" when used with respect to the Buyer or the Trustee,
           --------------
means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."
                                          --------------

     Section 1.2. Compliance and Opinions.
                  -----------------------

          (a) Upon any application or request by the Buyer to the Trustee to take any action under any provision of this CVR Agreement, the Buyer shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signor, all conditions precedent, if any, provided for in this CVR Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating, subject to customary exceptions, that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this CVR Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

          (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this CVR Agreement shall include: (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.3. Form of Documents Delivered to Trustee.
                  --------------------------------------

          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an officer of the Buyer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Buyer stating that the information with respect to such factual matters is in the possession of the Buyer.

          (c) Any certificate, statement or opinion of an officer of the Buyer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Buyer. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

          (d) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this CVR Agreement, they may, but need not, be consolidated and form one instrument.

     Section 1.4. Acts of Holders.
                  ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this CVR Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Buyer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this CVR Agreement and (subject to Section 4.1) conclusive in favor of the Trustee and the Buyer, if made in the manner provided in this Section. The Buyer may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this CVR Agreement. If not set by the Buyer prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for such action shall be the later of ten days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.2 of this CVR Agreement prior to such solicitation. If a record date is fixed, those Persons who were Holders of Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or, except with respect to clause (d) below, to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than one hundred twenty (120) days after such record date.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient.

               (c) The ownership of Securities shall be proved by the Security Register. Neither the Buyer nor the Trustee nor any agent of the Buyer or the Trustee shall be affected by any notice to the contrary.

               (d) At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 1.4, of the taking of any action by the Holders of the Securities specified in this CVR Agreement in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section 1.4, revoke such action so far as concerns such Security. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Buyer in reliance thereon, whether or not notation of such action is made upon such Security.

     Section 1.5. Notices, etc. to Trustee and Buyer.
                  ----------------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this CVR Agreement to be made upon, given or furnished to, or filed with:

               (a) the Trustee by any Holder, by the Buyer or by the Depositary shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office;

               (b) the Buyer by the Trustee, by the Depositary or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Buyer addressed to Hewlett-Packard Erste Vermogensverwaltungs- und Beteiligungsgesellschaft mbH, c/o Hewlett-Packard Company at 3000 Hanover Street, Mail Stop 20-BQ, Palo Alto, CA 94304, Attention:
General Counsel, or at any other address previously furnished in writing to the Trustee by the Buyer; or

               (c) the Depositary by the Trustee, by any Holder or by the Buyer shall be sufficient for every purpose hereunder if in writing and mailed first-class postage prepaid, to the Depositary at 101 California Street, Suite 3800, San Francisco, California 94111, or at such other address previously furnished to the Trustee, Holders and Buyer in writing by the Depositary.

     Section 1.6. Notice to Holders; Waiver.
                  -------------------------

               (a) Where this CVR Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or sent by overnight delivery, to each

Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this CVR Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               (b) In case by reason of the suspension of regular mail or overnight delivery service or by reason of any other cause, it shall be impracticable to mail or deliver notice of any event as required by any provision of this CVR Agreement, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 1.7.  Conflict with Trust Indenture Act. If any provision hereof
                   ---------------------------------
limits, qualifies or conflicts with another provision hereof which is required to be included in this CVR Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control.

     Section 1.8.  Effect of Headings and Table of Contents. The Article and
                   ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.9.  Successors and Assigns. All covenants and agreements in this
                   ----------------------
CVR Agreement by the Buyer shall bind its successors and assigns, whether so expressed or not.

     Section 1.10. Benefits of Agreement. Nothing in this CVR Agreement or in
                   ---------------------
the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Depositary, Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this CVR Agreement or under any covenant or provision herein contained, all such covenants and provisions being for sole benefit of the parties hereto and their successors and of the Holders.

     Section 1.11. GOVERNING LAW. ALL QUESTIONS AND/OR DISPUTES CONCERNING THE
                   -------------
CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS CVR AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF DELAWARE. THE BUYER, THE TRUSTEE, THE DEPOSITARY AND EACH OF THE HOLDERS BY THEIR ACCEPTANCE OF THE SECURITIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES TO BE SUBJECT TO, AND HEREBY CONSENTS AND SUBMITS TO, THE JURISDICTION OF THE COURTS OF THE STATE OF

DELAWARE, AND AGREES THAT ANY ACTION INVOLVING ANY EQUITABLE OR OTHER CLAIM SHALL BE BROUGHT EXCLUSIVELY IN THE DELAWARE COURT OF CHANCERY. IN THE EVENT THAT THE DELAWARE COURT OF CHANCERY DOES NOT ACCEPT JURISDICTION OVER ANY SUCH ACTION, THE BUYER, THE TRUSTEE, THE DEPOSITARY AND EACH OF THE HOLDERS BY THEIR ACCEPTANCE OF THE SECURITIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY SUCH ACTION THEN SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE.

     Section 1.12. Legal Holidays. In the event that the Issuance Date or a
                   --------------
Default Issuance Date, as the case may be, shall not be a Business Day, then (notwithstanding any provision of this CVR Agreement or the Securities to the contrary) payment on the Securities need not be made on such date, but may be made, without the accrual of any interest thereon, on the next succeeding Business Day with the same force and effect as if made on the Issuance Date or a Default Issuance Date, as the case may be.

     Section 1.13. Separability Clause. In case any provision in this CVR
                   -------------------
Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.14. No Recourse Against Others. A director, officer, employee or
                   --------------------------
stockholder, as such, of the Buyer, the Trustee or the Depository shall not have any liability for any obligations of the Buyer or the Trustee under the Securities or the Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     Section 1.15. Counterparts. This Agreement shall be signed in any number of
                   ------------
counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this CVR Agreement.

     Section 1.16. Acceptance of Trust. J.P. Morgan Trust Company, National
                   -------------------
Association, the Trustee named herein, hereby accepts the trusts in this CVR Agreement declared and provided, upon the terms and conditions set forth herein.

                                    ARTICLE 2
                                    ---------

                                 SECURITY FORMS
                                 --------------

     Section 2.1.  Forms Generally. The Global Security or Global Securities and
                   ---------------
the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A, attached hereto and incorporated herein by this reference, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this CVR Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required by law or any rule or regulation, all as may be determined by the officers executing such Global Security or Global Securities, as evidenced by their execution of the Global Security or Global Securities. Any portion of the text of any Global Security or Global Securities may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Global Security or Global Securities.

     The definitive Global Security or Global Securities shall be typewritten, printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods, all as determined by the officers executing such Global Security or Global Securities, as evidenced by their execution of such Global Security or Global Securities.

     Section 2.2. Legends. The following legend shall appear on the face of each
                  -------
Global Security:

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE CVR AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE BUYER, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

     UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE CVR AGREEMENT, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

     Section 2.3. Global Securities. The provisions of Clauses (1), (2), (3),
                  -----------------
(4) and (5) below shall apply only to any Securities that are issued in the form of Global Securities:

                       (1) Each Global Security authenticated under this CVR Agreement shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this CVR Agreement.

                       (2) Notwithstanding any other provision in this CVR Agreement, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof, except in the limited circumstances set forth in
Section 2.4, below.

                       (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct upon receipt by the Trustee of such form of assignment or other transfer document in form satisfactory to the Trustee.

                       (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof as provided in Section 2.4 below.

                       (5) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the CVR Agreement and the Securities, and owners of beneficial interests in the Global Security shall hold such interests pursuant to the applicable procedures of the Depositary. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee and such owners of beneficial interest in a Global Security will not be considered the owners or holders thereof.

    Section 2.4.  Securities in Certificated Form.
                  --------------------------------

            (a) So long as the Depositary is the registered holder and owner of any Global Security hereunder, the Depositary will be considered the sole owner and holder of the related Securities for all purposes of such Securities and for all purposes under this CVR Agreement. Except as set forth below, owners of beneficial interests in a Global Security: (i) will not be entitled to have the Securities represented by such Global Security registered in their names; (ii) will not receive or be entitled to receive physical delivery of Securities in certificated form; and (iii) will not be considered to be the owners or holders of any Securities under the CVR Agreement or of such Global Security.

            (b) The Securities represented by a Global Security or Global Securities shall only be issued in certificated form (the "Certificated
                                                           ------------
Securities") in the following circumstances:
----------

                  (i) at any time there are fewer than ten beneficial owners of the Securities;

              (ii) the Depositary notifies the Buyer that it is unwilling or unable to continue as depositary for such Global Security and there is no successor depositary; or

              (iii) the Buyer, in its discretion, at any time determines not to have all of the Securities represented by a Global Security and notifies the Trustee thereof.

         (c) In the event that the Buyer is required, pursuant to Section 2.4(b), to issue Certificated Securities in exchange for Securities represented by a Global Security, the Buyer may make such insertions, omissions, substitutions, modifications and such other variations to the form of Global Security attached hereto as Exhibit A, as may be determined by such officers of Buyer executing such Certificated Securities in order to issue such Securities in certificated form, as appropriate as determined by the Buyer in good faith. In addition, in the event that the Buyer is required to issue Certificated Securities in exchange for Securities represented by a Global Security or Global Securities, the terms of this CVR Agreement which reference or relate specifically to (i) a Global Security or Global Securities and are otherwise silent as to Certificated Securities shall be deemed to be amended to refer or relate to the Certificated Securities and (ii) Beneficial Owners with respect to a Global Security or Global Securities and are otherwise silent as to Holders of Securities or Holders of Certificated Securities shall be deemed to be amended to refer to the Holders of the Certificated Securities, in each case, as may be appropriate.

                                   ARTICLE 3
                                   ---------

                                 THE SECURITIES
                                 --------------

     Section 3.1.      Title and Terms.
                       ---------------

         (a) The aggregate number of Securities represented by the Global Security or Global Securities that may be authenticated and delivered under this CVR Agreement is limited to 52,625,239.7333, representing a maximum CVR Payout of $236,813,578.80. Securities may be authenticated and delivered upon registration of permitted transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4; provided that the aggregate number of Securities represented by the Global Security or Global Securities shall not in any event exceed 52,625,239.7333.

         (b) The Securities shall be known and designated as the "Contingent
                                                                  ----------
Value Rights" of the Buyer. The Holders shall be entitled to the following
------------
consideration, to be delivered by the Trustee in accordance with the procedures set forth herein, as follows:

              (i) On the Issuance Date, each Security outstanding immediately prior to the Issuance Date shall be deemed cancelled and extinguished and automatically converted into and become the right to receive the CVR Payout, if any, as provided below in this Section 3.1(b). For purposes of this CVR Agreement, "CVR
            ---
                                      -14-

Payout" means, for each Security outstanding immediately prior to the Issuance
------
Date, that amount of cash equal to:

               (1) if the Revenue during the CVR Measuring Period is equal to or greater than the Upper Limit, $4.50 (the "Maximum CVR Payout");
                                          ------------------

               (2) if the Revenue during the CVR Measuring Period is less than the Upper Limit but greater than the Lower Limit, the dollar amount equal to the product of (x) $4.50 multiplied by the quotient obtained by dividing (y) the number by which Revenue exceeds the Lower Limit by (z) $600,000,000; and

               (3) if the Revenue during the CVR Measuring Period is less than or equal to the Lower Limit, $0.00.

         (ii) On the Issuance Date, Buyer shall pay the CVR Payout for all Securities to the Trustee by wire transfer and the Trustee shall as soon as practicable thereafter pay the Holders of the Securities the CVR Payout amount required hereunder;

         (iii) Upon payment by the Buyer of the CVR Payout and transfer of such amount by the Trustee to the Holder of any Global Securities in accordance with
Section 3.1(b)(ii) and subsequent payment by the Depositary as Holder to the Beneficial Owners in accordance with Section 5.4(c), such Global Securities shall be surrendered to the Trustee for cancellation;

         (iv) The Trustee shall not be required under any circumstances to calculate the CVR Payout and need not investigate or confirm any information in the CVR Report or the adequacy of the CVR Payout amount but may rely conclusively on the CVR Payout amount specified in writing by Buyer in an Officer's Certificate delivered to the Trustee, as being sufficient for all purposes under this CVR Agreement.

     (c) Except to the extent a portion of the CVR Payout is required to be treated as imputed interest pursuant to applicable law, the parties hereto agree to treat the CVR Payout for all purposes as additional consideration for the shares of the Company exchanged pursuant to the Offer Agreement.

     (d) Each of the Holders of any Security, by acceptance thereof, agrees that:

         (i) the Buyer and its Affiliates shall be entitled in their sole discretion to establish and modify from time to time all aspects of Buyer's and its Affiliates' program for the development, manufacturing, marketing and sale of any products, including, without limitation, the LEP Digital Press Products and Consumables, including product design, functionality and features, development processes, roadmaps and timelines, evaluation, testing and release readiness, procurement of materials and components, manufacturing, marketing and sales and staffing and funding for any of the foregoing (any or all of which may be performed by the Buyer or its Affiliates using its internal resources or by third parties pursuant to outsourcing or other contractual relationships with the Buyer or its Affiliates); and

             (ii) the Buyer and its Affiliates have no obligation to initiate or continue research, development, commercialization, marketing or sales activities with respect to any products, including, without limitation, the LEP Digital Press Products and Consumables and, in the Buyer's or any of its Affiliates' sole and subjective discretion, the Buyer and its Affiliates may abandon efforts to research, develop, commercialize, market or sell any or all products, including, without limitation, the LEP Digital Press Products and Consumables. No joint venture, partnership or other fiduciary relationship between the Buyer and its Affiliates, on the one hand, and the holders of the Securities, on the other hand, is created by this CVR Agreement or the Securities.

         (e) Other than in the case of interest payable after a Default Issuance Date, no interest shall accrue on any amounts payable with respect to the Securities after Buyer transfers the CVR Payout to the Trustee.

         (f) In the event that all of the Securities not previously cancelled shall have become due and payable pursuant to the terms hereof, and the Buyer has paid or caused to be paid or deposited with the Trustee all amounts payable to the Holders under this CVR Agreement, then this CVR Agreement shall cease to be of further effect and shall be deemed satisfied and discharged. Notwithstanding the satisfaction and discharge of this CVR Agreement, the obligations of the Buyer under Section 4.7(c) shall survive.

  Section 3.2. Registrable Form. Except as provided in Section 2.4, the
               ----------------
Securities issued hereunder shall be Global Securities and shall be issuable only in registered form.

  Section 3.3. Execution, Authentication, Delivery and Dating.
               ----------------------------------------------

         (a) The Securities shall be executed on behalf of the Buyer by any of its managing directors or its president or any vice president or its treasurer, but need not be attested. The signature of any of these officers on the Securities may be manual or facsimile.

         (b) The Securities bearing the manual or facsimile signatures of individuals who were, at the time of execution, the proper officers of the Buyer shall bind the Buyer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         (c) At any time and from time to time after the execution and delivery of this CVR Agreement, the Buyer may deliver Securities executed by the Buyer to the

Trustee for authentication, together with a Buyer Order for the authentication and delivery of such Securities; and the Trustee, in accordance with such Buyer Order, shall authenticate and deliver such Securities as provided in this CVR Agreement and not otherwise.

         (d) Each Security shall be dated the date of its authentication.

         (e) No Security shall be entitled to any benefit under this CVR Agreement or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee, by manual or facsimile signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this CVR Agreement.

Section 3.4.      Mutilated, Destroyed, Lost and Stolen Securities.
                  ------------------------------------------------

         (a) If (i) any mutilated Security is surrendered to the Trustee, or
(ii) the Buyer and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Buyer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Buyer or the Trustee that such Security has been acquired by a bona fide purchaser, the Buyer shall execute and, upon delivery of a Buyer Order, the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and amount of Securities, bearing a number not contemporaneously outstanding.

         (b) In case any such mutilated, destroyed, lost or stolen Security has become or is to become due and payable within fifteen days, the Buyer in its discretion may, instead of issuing a new Security, pay to the Holder of such Security on the Issuance Date or a Default Issuance Date, as the case may be, all amounts due and payable with respect thereto.

         (c) Upon the issuance of any new Securities under this Section, the Buyer shall pay any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         (d) Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Buyer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this CVR Agreement equally and proportionately with any and all other Securities duly issued hereunder.

             (e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     Section 3.5. Registration of Global Securities. The Buyer shall cause to be
                  ---------------------------------
kept at the office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes referred to as the "Security Register") in which, subject
                                           -----------------
to such reasonable regulations as it may prescribe, the Buyer shall provide for the registration of the Global Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering and transferring
           ------------------
the Global Securities to the extent provided for in Article II.

     Section 3.6. Persons Deemed Owners. Prior to the time of due presentment
                  ---------------------
for registration of transfer, the Buyer, the Trustee and any agent of the Buyer or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Buyer, the Trustee nor any agent of the Buyer or the Trustee shall be affected by notice to the contrary.

     Section 3.7. Cancellation. All Securities surrendered for payment,
                  ------------
registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Buyer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Buyer may have acquired in any manner whatsoever, and the Trustee shall promptly cancel all Securities so delivered. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this CVR Agreement. All cancelled Securities held by the Trustee shall be destroyed and the Trustee shall issue a certificate of destruction to the Buyer, unless otherwise directed by a Buyer Order.

                                   ARTICLE 4
                                   ---------

                                   THE TRUSTEE
                                   -----------

     Section 4.1. Certain Duties and Responsibilities.
                  -----------------------------------

             (a) The Trustee, prior to the occurrence of an Event of Default with respect to the Securities and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this CVR Agreement and no implied covenants shall be read into this CVR Agreement against the Trustee. In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this CVR Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this CVR Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this CVR Agreement.

         (c) No provision of this CVR Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that (i) this Subsection
(c) shall not be construed to limit the effect of Subsections (a) and (b) of this Section; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; (iii) no provision of this CVR Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers; and (iv) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 9.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this CVR Agreement.

         (d) Whether or not therein expressly so provided, every provision of this CVR Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and shall extend to the Depositary, Paying Agent, Securities Registrar and any other agent of the Buyer.

     Section 4.2. Certain Rights of Trustee. Subject to the provisions of
                  -------------------------
Section 4.1, including, without limitation, the duty of care that the Trustee is required to exercise upon the occurrence of an Event of Default:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in the document;

         (b) any request or direction or order of the Buyer mentioned herein shall be sufficiently evidenced by a Buyer Request or Buyer Order and any resolution of the

Board of Directors may be sufficiently evidenced by a Board Resolution and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon;

             (c) whenever in the administration of this CVR Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon or an Opinion of Counsel;

             (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

             (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this CVR Agreement at the request or direction of any of the Holders pursuant to this CVR Agreement, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

             (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit;

             (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

             (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this CVR Agreement.

             (i) The permissive rights of the Trustee to do things enumerated in this Agreement shall not be construed as a duty unless so specified herein.

     Section 4.3. Notice of Default. If a default occurs hereunder with respect
                  -----------------
to the Securities, the Trustee shall give the Holders notice of any such default actually known to it as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in
--------  -------
Section 9.1(b) with respect to the Securities, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event
                        -------
that is, or after notice or lapse of time or both would become, an Event of Default with respect to the Securities.

     Section 4.4. Not Responsible for Recitals or Issuance of Securities. The
                  ------------------------------------------------------
Trustee shall not be accountable for the Buyer's use of the Securities or the proceeds from the Securities. The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Buyer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, sufficiency or priority of this CVR Agreement or of the Securities.

     Section 4.5. May Hold Securities. The Trustee, the Depositary, any Paying
                  -------------------
Agent, Security Registrar or any other agent of the Buyer, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 4.8 and 4.13, may otherwise deal with the Buyer with the same rights it would have if it were not Trustee, Depositary, Paying Agent, Security Registrar or such other agent.

     Section 4.6. Money Held in Trust. Money held by the Trustee in trust
                  -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

     Section 4.7. Compensation and Reimbursement. The Buyer agrees:
                  ------------------------------

             (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

             (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this CVR Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or willful misconduct; and

             (c) to indemnify the Trustee and each of its agents, officers, directors and employees (each an "indemnitee") for, and to hold it harmless
                                  ----------
against, any loss, liability or expense (including attorneys fees and expenses) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Buyer's payment obligations pursuant to this Section shall survive the termination of this CVR Agreement. When a Trustee incurs expenses after the occurrence of an Event of Default specified in Section 9.1(c) or 9.1(d) with respect to the Buyer, the expenses are intended to constitute expenses of administration under bankruptcy laws.

         Section 4.8.   Disqualification; Conflicting Interests.
                        ---------------------------------------

                  (a) If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this CVR Agreement. The Buyer shall take prompt steps to have a successor appointed in the manner provided in this CVR Agreement.

                  (b) In the event the Trustee shall fail to comply with the foregoing subsection (a), the Trustee shall, within ten days of the expiration of such ninety-day period, transmit a notice of such failure to the Holders.

         Section 4.9.   Corporate Trustee Required; Eligibility. There shall at
                        ---------------------------------------
all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $15 million. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 4.10.  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 4.11.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to the Buyer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within thirty days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by an act of the Holders of a majority of the Outstanding Securities, delivered to the Trustee and to the Buyer.

                  (d) If at any time:

                        (1) the Trustee shall fail to comply with Section 4.8 after written request therefor by the Buyer or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                        (2) the Trustee shall cease to be eligible under Section
4.9 and shall fail to resign after written request therefor by the Buyer or by any such Holder, or

                        (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Buyer, by a Buyer Request, may remove the Trustee, or (ii) the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Buyer, by a Buyer Order, shall promptly appoint a successor Trustee. If, within one year after any removal by Holders of a majority of the Outstanding Securities, a successor Trustee shall be appointed by act of the Holders of a majority of the Outstanding Securities delivered to the Buyer and the retiring Trustee the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 4.11, become the successor Trustee and supersede the successor Trustee appointed by the Buyer. If no successor Trustee shall have been so appointed by the Buyer or the Holders of the Securities and accepted appointment within sixty (60) days after the retiring Trustee tenders its resignation or is removed, the retiring Trustee may, or, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Buyer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Buyer fails to send such notice within ten (10) days after acceptance of appointment by a successor Trustee, it shall not be a default hereunder but the successor Trustee shall cause the notice to be mailed at the expense of the Buyer.

         Section 4.11.  Acceptance of Appointment of Successor.
                        --------------------------------------

                  (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Buyer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, upon request of the Buyer or the successor Trustee, such retiring

Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Buyer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 4.12.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business. Any corporation into which the Trustee may be merged or converted or
--------
with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, by sale or otherwise shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, sale or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and such certificate shall have the full force which it is anywhere in the Securities or in this CVR Agreement provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion, sale or consolidation.

         Section 4.13.  Preferential Collection of Claims Against Buyer. If and
                        -----------------------------------------------
when the Trustee shall be or shall become a creditor of the Buyer (or any other obligor upon the Securities) the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Buyer (or any such other obligor).

                                   ARTICLE 5
                                   ---------

                           DEPOSITARY AND PAYING AGENT
                           ---------------------------

         Section 5.1.   Deposit of Securities. At the time of issuance of the
                        ---------------------
Securities, there shall be deposited with J.P. Morgan Trust Company, National Association, as depositary and paying agent (in such context, including any successors thereto appointed in accordance with Section 5.10, the "Depositary"
                                                                   ----------
or alternatively the "Paying Agent") one or more Global Securities registered in
                      ------------
the name of the Depositary.

         Section 5.2.   Buyer to Provide List of Beneficial Owners;
                        ------------------------------------------
Notification.
------------

                  (a) Promptly following the issuance of the Securities, the Buyer shall deliver to the Depositary a list in such form as the Depositary shall reasonably require, of the names and addresses of beneficial owners and/or persons holding Securities on behalf of the beneficial owners of such Securities (together, the "Beneficial Owners" and such list the "Beneficial Owner List"),
                -----------------                     ---------------------
such list substantially in the form of Exhibit B-1, attached hereto.

                  (b) Within a reasonable time after receipt by the Depositary of the Beneficial Owner List, the Depositary shall prepare and transmit to the Beneficial Owners (i) a notice, in form and substance acceptable to the Buyer, substantially in the form of Exhibit B-2, attached hereto, indicating the beneficial interest in the Global Securities held by each such Beneficial Owner, and (ii) with respect to Holders of at least 100,000 Securities, a request that such Holders provide to the Depositary in writing wire transfer instructions for an account of such Holder (which wire transfer instructions shall contain sufficient information for the Depositary to effect a wire transfer to such account).

         Section 5.3.   Registration, Permitted Transfers and Exchanges.
                        -----------------------------------------------

                  (a) Any beneficial interest in the Global Security (or in the case that Certificated Securities are issued pursuant to Section 2.4, a Certificated Security) may not be sold (except to the Buyer and its Affiliates), assigned, pledged, encumbered, or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer in accordance with this Section 5.3 and in compliance with applicable United States' federal and state securities laws and the terms and conditions hereof.

                  (b) In order to effectuate a Permitted Transfer of all or part of the beneficial interest in the Global Security of a Beneficial Owner, the requesting Beneficial Owner shall deliver to the Depositary a written instrument or instruments of transfer in form reasonably satisfactory to the Buyer and the Depositary, substantially in the form of Exhibit C attached hereto, duly executed by the Beneficial Owner or by a duly authorized representative or attorney thereof (a "Transfer Instrument") on which the Trustee may conclusively
                     -------------------
rely.

                  (c) On any Business Day on which the Depositary receives a Transfer Instrument prior to 1:00 p.m. (Pacific Time) to reflect a specific Permitted Transfer resulting in an increase or decrease on the Beneficial Owner List of the beneficial interest in the Global Security held by the requesting Beneficial Owner, and/or if applicable to indicate a transfer to a new Beneficial Owner, the Depositary shall, no later than 3:30 p.m. (Pacific Time) that day, either approve or disapprove such Transfer Instrument. A Transfer Instrument received after 1:00 p.m. (Pacific Time) on any Business Day shall be approved or disapproved by the Depositary by 9:00 a.m. (Pacific Time) the immediately succeeding Business Day. Promptly following the approval of such Transfer Instrument, the Depositary shall note such increase or decrease of such Beneficial Owner's beneficial interest in the Global Security or the addition of a new Beneficial Owner on the

Beneficial Owner List and such new Beneficial Owner's beneficial interest in the Global Security.

          (d) No service charge shall be made for any registration of transfer or exchange of beneficial ownership interests in a Global Security but the Buyer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such beneficial interest.

     Section 5.4. Calculation of CVR Payout.
                  -------------------------

          (a) The Buyer shall deliver to the Depositary, on or before May 30, 2005:

                 (i) an Officers' Certificate certifying the Revenue for the CVR Measuring Period and setting forth the calculation of the CVR Payout, if any, and amount of the consideration per such Security payable on the Issuance Date. The Depositary shall be protected in relying upon such Officers' Certificate and shall be under no duty to investigate the facts underlying such Officers' Certificate or the CVR Report; and

                 (ii) the CVR Report.

          (b) As soon as practicable after the Issuance Date, and in any event not later than ten (10) Business Days following the Issuance Date, the Depositary shall mail a copy of the CVR Report to all Beneficial Owners of beneficial interests in the Global Security that were converted into the right to receive the CVR Payout.

          (c) Upon receipt by the Depositary of the CVR Payout from the Trustee in accordance with the provisions hereof, the Depositary shall pay such amount due each such Beneficial Owner (i) by wire transfer to Holders of at least 100,000 Securities who have delivered to the Depositary in writing wire transfer instructions for deposit to an account no later than 14 days prior to the Issuance Date (which wire transfer instructions shall contain sufficient information for the Depositary to effect a wire transfer to such account), or
(ii) by U.S. dollar check in all other cases.

          (d) Until surrendered and cancelled in accordance with the provisions of this Section, each beneficial interest in the Global Security shall represent for all purposes only the right to receive the CVR Payout.

          (e) The Buyer and the Depositary shall be entitled to deduct and withhold from the CVR Payout otherwise payable pursuant to this CVR Agreement to any Beneficial Owner of a beneficial interest in the Global Security such amounts as Buyer or the Depositary is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by the Buyer or the Depositary, such withheld amounts shall be treated for all purposes of this CVR Agreement as having been paid to the Beneficial Owner of the beneficial interest in the Global Security in respect of which such deduction and withholding was made.

     Section 5.5. Payments With Respect to the Securities. Payment of any
                  ---------------------------------------
amounts pursuant to the Securities (including, without limitation, any Global Securities) shall be made in such coin or currency of the United States of America, as at the time is legal tender for the payment of public and private debts. The Buyer may, at its option, pay such amounts by wire transfer or check payable in such money; however, any payment to the Trustee shall be made by wire transfer.

     Section 5.6. Redemption, etc. In the event of a redemption or any other
                  ---------------
similar transaction (e.g., tender made and accepted in response to an invitation of the Buyer or its Affiliates) necessitating a reduction in the aggregate principal amount of Global Securities outstanding or an advance refunding of part of the Global Securities outstanding, the Depositary, in its discretion:
(a) may request Buyer to issue and authenticate a new Global Security; or (b) may make an appropriate notation on the Global Security indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Buyer prior to payment, if required.

     Section 5.7. Certificated Securities. Following the occurrence of any of
                  -----------------------
the circumstances specified in Section 2.4 of this CVR Agreement, and pursuant to which Buyer determines that Beneficial Owners of a beneficial interest in the Global Securities shall be required to obtain Certificated Securities, Buyer shall notify Trustee and Depositary of the availability of Certificated Securities. In such event, Buyer shall issue, transfer, and exchange Certificated Securities for the Global Securities in appropriate amounts.

     Section 5.8. Notice to Beneficial Owners. If at any time the Depositary as
                  ---------------------------
sole and only Holder of the Global Security or Global Securities under this CVR Agreement receives any notice or other communication from the Trustee and directed to the Depositary as the Holder, the Depositary shall promptly thereafter transmit any such notice to the Beneficial Owners as appropriate under the notice. Such notice from the Depositary shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the appropriate recipient or recipients affected by such event, at its address as it appears on the Beneficial Owner List or as otherwise applicable, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to the Beneficial Owners is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Beneficial Owner shall affect the sufficiency of such notice with respect to other Beneficial Owners.

     Section 5.9. Depositary as Proxy for Beneficial Owners. In each instance
                  -----------------------------------------
under this CVR Agreement where action is requested by the Holder, the Depositary as the registered Holder of the Global Security shall act as a proxy for the Beneficial Owners with respect to the applicable beneficial interests held by such Beneficial Owners in the Global Security and act expressly in accordance with the directions of the Beneficial Owners.

     Section 5.10. Resignation and Removal; Appointment of Successor.
                   -------------------------------------------------

          (a) The Depositary or any Depositary or Depositaries hereafter appointed, may:

                     (i) Resign at any time by giving written notice thereof to the Buyer; or

                     (ii) Be removed at any time by (A) an act of the Holders of a majority of the Outstanding Securities, delivered to the Depositary and to the Buyer or (B) a Buyer Request, delivered to the Holders.

     No resignation or removal of the Depositary and no appointment of a successor Depositary shall become effective until the acceptance of appointment by the successor Depositary pursuant to this Section 5.10

          (b) If the Depositary shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Depositary for any cause, the Buyer, by written notice of an officer thereof, shall promptly appoint a successor Depositary. If an instrument of acceptance by a successor Depositary shall not have been delivered to the resigning Depositary within thirty (30) days after the giving of such notice of resignation, the resigning Depositary may petition any court of competent jurisdiction for the appointment of a successor Depositary.

          (c) If no successor Depositary shall have been so appointed by the Buyer and accepted appointment within sixty (60) days after the retiring Depositary tenders its resignation or is removed, the retiring Depositary may, or, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Depositary.

          (d) The Buyer shall give notice of each resignation and each removal of the Depositary and each appointment of a successor Depositary by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Depositary and the address of its principal office. If the Buyer fails to send such notice within ten (10) days after acceptance of appointment by a successor

Depositary, it shall not be a default hereunder but the successor Depositary shall cause the notice to be mailed at the expense of the Buyer.

          (e) Every successor Depositary appointed hereunder shall execute, acknowledge and deliver to the Buyer and to the retiring Depositary an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Depositary shall become effective and such successor Depositary, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Depositary; but, upon request of the Buyer or the successor Depositary, such retiring Depositary shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Depositary all the rights, powers and trusts of the retiring Depositary, and shall duly assign, transfer and deliver to such successor Depositary all property and money held by such retiring Depositary hereunder. Upon request of any such successor Depositary, the Buyer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Depositary all such rights, powers and trusts.

     Section 5.11. No Obligation to Advance Funds. Nothing herein shall be
                   ------------------------------
deemed to require Depositary to advance funds on behalf of Buyer.

     Section 5.12. Depositary's and Paying Agent's Rights.
                   --------------------------------------

          (a) Every provision of this CVR Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall extend to the Depositary and Paying Agent.

          (b) The Buyer agrees and each of the Beneficial Owners of any Security, by acceptance thereof shall be deemed to have agreed, that the Trustee and the Depositary designated hereunder may be the same Person with the separate duties and obligations assigned to them under this CVR Agreement.

     Section 5.13. Compensation and Reimbursement. The Buyer agrees:
                   ------------------------------

          (a) to pay to the Depositary or Paying Agent, as applicable, from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Depositary or Paying Agent, as applicable, upon its request for all reasonable expenses, disbursements and advances incurred or made by the Depositary or Paying Agent, as applicable, in accordance with any provision of this CVR Agreement (including the reasonable compensation and the expenses and disbursements of its respective agents and counsel), except any such expense, disbursement or advance as may be attributable to the Depositary or Paying Agent's negligence or willful misconduct; and

                  (c) to indemnify the Depositary and Paying Agent and each of its respective agents, officers, directors and employees (each an "indemnitee")
                                                                   ----------
for, and to hold it harmless against, any loss, liability or expense (including attorneys fees and expenses) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Buyer's payment obligations pursuant to this Section shall survive the termination of this CVR Agreement. When the Depositary or Paying Agent incurs expenses after the occurrence of an Event of Default specified in
Section 9.1(c) or 9.1(d) with respect to the Buyer, the expenses are intended to constitute expenses of administration under bankruptcy laws.

                                   ARTICLE 6
                                   ---------

                 HOLDERS' LISTS AND REPORTS BY TRUSTEE AND BUYER
                 -----------------------------------------------

         Section 6.1.   Buyer to Furnish Trustee Names and Addresses of Holders.
                        -------------------------------------------------------
The Buyer will furnish or cause to be furnished to the Trustee (i) semiannually a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a recent date, and (ii) at such times as the Trustee may request in writing, within thirty (30) days after receipt by the Buyer of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than fifteen (15) days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

         Section 6.2.   Preservation of Information. The Trustee shall preserve,
                        ---------------------------
in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 6.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

         Section 6.3.   Communications to Holders.
                        -------------------------

                  (a) The rights of the Holders or Beneficial Owners to communicate with other Holders or Beneficial Owners with respect to their rights under this CVR Agreement and the corresponding rights and privileges of the Trustee shall be as provided by the Trust Indenture Act.

                  (b) Every Holder and Beneficial Owner of Securities, by receiving and holding the same, agrees with the Buyer and the Trustee that neither the Buyer nor the Trustee shall be deemed to be in violation of law or held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders or Beneficial Owners made pursuant to the Trust Indenture Act.

         Section 6.4.   Reports by Trustee.
                        ------------------

                  (a) Within sixty days after October 31 of each year commencing with 2002, the Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this CVR Agreement as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and also with the Buyer. The Buyer will promptly notify the Trustee when the Securities are listed on any stock exchange.

         Section 6.5.   Reports by Buyer. HP shall: (a) file with the Trustee,
                        ----------------
(i) within fifteen days after HP is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which HP may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act (such required information, documents and other reports, generally, the "Exchange Act Documents"); or, (ii) if HP is not
                         ----------------------
required to file its Exchange Act Documents, quarterly and annual financial information that would be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and (b) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within thirty days after the filing thereof with the Trustee, such summaries of any information documents and reports required to be filed by HP pursuant to subsection (a) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                   ARTICLE 7
                                   ---------

                                   AMENDMENTS
                                   ----------

         Section 7.1.   Amendments Without Consent of Holders. Without the
                        -------------------------------------
consent of any Holders, the Buyer and the Trustee, at any time and from time to time, may enter into one or more amendments hereto or to the Securities, for any of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets; or

                  (b) to evidence the succession of another Person to the Buyer, and the assumption by any such successor of the covenants of the Buyer herein and in the Securities; or

                  (c) to add to the covenants of the Buyer such further covenants, restrictions, conditions or provisions as the authorized officers of Buyer and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this CVR Agreement as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority of the Securities to waive such an Event of Default; or

                  (d) to cure any ambiguity, or to correct or supplement any provision herein or in the Securities which may be defective or inconsistent with any other provision herein; provided, that such provisions shall not materially reduce the benefits of this CVR Agreement or the Securities to the Holders; or

                  (e) to provide for the issuance of the Securities in certificated form upon the occurrence of any of the events specified in Section
2.4 of this CVR Agreement; or

                  (f) to make any other provisions with respect to matters or questions arising under this CVR Agreement; provided, that such provisions shall not adversely affect the interests of the Holders; or

                  (g) to make any amendments or changes necessary to comply or maintain compliance with the Trust Indenture Act.

         Promptly following any amendment of this CVR Agreement or the Securities in accordance with this Section 7.1, the Trustee shall notify the Holders of the Securities of such amendment; provided, that any failure so to notify the Holders shall not affect the validity of such amendment.

         Section 7.2.   Amendments with Consent of Holders.
                        ----------------------------------

                  (a) With the written consent of the Holders of not less than a majority of the Outstanding Securities, by the Act of said Holders delivered to the Buyer and the Trustee, the Buyer, when authorized by a Buyer Order, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this CVR Agreement or of modifying in any manner the rights of the Holders under this CVR Agreement; provided, however, that no such
                                                --------  -------
supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby:

                        (i) change in a manner adverse to the Holders, (i) any provision contained herein with respect to termination of this CVR Agreement or the Securities, (ii) the time for payment and amount of CVR Payout to be issued according to the terms of this CVR Agreement to the Holders of the Securities; or

                        (ii) modify any of the provisions of this Section, except to increase any such percentage of the Outstanding Securities necessary to effect an amendment or to provide that certain other provisions of this CVR Agreement cannot be modified or waived without the consent of the Holder of each Security affected thereby.

                  (b) It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 7.3. Execution of Amendments. In executing any amendment
                      -----------------------
permitted by this Article, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it, and (subject to Section 4.1) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this CVR Agreement. The Trustee shall execute any amendment authorized pursuant to this Article VII if the amendment does not adversely affect the Trustee's own rights, duties or immunities under this CVR Agreement or otherwise. Otherwise, the Trustee may, but need not, execute such amendment.

         Section 7.4. Effect of Amendments; Notice to Holders.
                      ---------------------------------------

                  (a) Upon the execution of any amendment under this Article, this CVR Agreement and the Securities shall be modified in accordance therewith, and such amendment shall form a part of this CVR Agreement and the Securities for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  (b) Promptly after the execution by the Buyer and the Trustee of any amendment pursuant to the provisions of this Article, the Buyer shall mail a notice thereof by first class mail to the Holders of Securities at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment. Any failure of the Buyer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

         Section 7.5. Conformity with Trust Indenture Act. Every amendment
                      -----------------------------------
executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

         Section 7.6. Reference in Securities to Amendments. If an amendment
                      -------------------------------------
changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. Securities authenticated and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Buyer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and one or more authorized officers of Buyer, to any such amendment may be prepared and executed by the Buyer and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                                    ARTICLE 8
                                    ---------

                                    COVENANTS
                                    ---------

         Section 8.1.   Payment of Amounts, if any, to Holders. The Buyer will
                        --------------------------------------
duly and punctually pay the amounts, if any, on the Securities in accordance with the terms of the Securities and this CVR Agreement. Such amounts shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this CVR Agreement money sufficient to pay all such amounts then due. Notwithstanding any other provision of this CVR Agreement, the Trustee and the Paying Agent shall comply with all withholding requirements with respect to payments to Holders that the Buyer, the Trustee or the Paying Agent reasonably believes are applicable under the federal, state, local or foreign tax law. Amounts withheld in compliance with such withholding requirements shall, for purposes of this CVR Agreement, be treated as paid to the Holder such withholding was made with respect to. The consent of Holder shall not be required for any such withholding.

         Section 8.2.   Maintenance of Office or Agency.
                        -------------------------------

                  (a) As long as any of the Securities remain Outstanding, the Buyer will maintain in the Borough of Manhattan, The City of New York, an office or agency (i) where Securities may be presented or surrendered for payment, (ii) where Securities may be surrendered for registration of transfer or exchange and
(iii) where notices and demands to or upon the Buyer in respect of the Securities and this CVR Agreement may be served. The office or agency of the Trustee at c/o JPMorgan Chase Bank, 55 Water Street, 234 North Building, New York, N.Y. 10041, shall be such office or agency of the Buyer, unless the Buyer shall designate and maintain some other office or agency for one or more of such purposes. The Buyer or any of its Subsidiaries may act as Paying Agent, registrar or transfer agent; provided that such Person shall take appropriate actions to avoid the commingling of funds. The Buyer will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Buyer shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Buyer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  (b) The Buyer may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Buyer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Buyer will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

         Section 8.3.   Money for Security Payments to Be Held in Trust.
                        -----------------------------------------------

                  (a) If the Buyer or any of its Affiliates shall at any time act as the Paying Agent, it will, on or before the Issuance Date or the Default Issuance Date, as the case may be, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amounts, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  (b) Whenever the Buyer shall have one or more Paying Agents for the Securities, it will, on or before the Issuance Date or the Default Issuance Date, as the case may be, deposit with a Paying Agent, in same day funds, a sum sufficient to pay the amount, if any, so becoming due; such sum to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Buyer will promptly notify the Trustee of such action or any failure so to act.

                  (c) The Buyer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that (A) such Paying Agent will hold all sums held by it for the payment of any amount payable on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will notify the Trustee of the sums so held and (B) that it will give the Trustee notice of any failure by the Buyer (or by any other obligor on the Securities) to make any payment on the Securities when the same shall be due and payable.

                  (d) Any money deposited with the Trustee or any Paying Agent, or then held by the Buyer, in trust for the payment on any Security and remaining unclaimed for one year after the Issuance Date or the Default Issuance Date, as the case may be, shall be paid to the Buyer on Buyer Request, or (if then held by the Buyer) shall be discharged from such trust; and the Holder of such Security shall thereafter, look only to the Buyer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such shares or trust money shall thereupon cease.

         Section 8.4.   Certain Purchases and Sales. Nothing contained herein
                        ---------------------------
shall prohibit the Buyer or any of its Subsidiaries or Affiliates from acquiring in open market transactions, private transactions or otherwise, the Securities.

         Section 8.5.   Reports.
                        -------


                  (a) On or before May 30, 2005, the Buyer shall furnish to the Trustee and the Holders the CVR Report.

                  (b) If any adjustments or inaccuracies in the amounts payable pursuant to the CVR Report are determined by the Holders or Beneficial Owners in their review of the calculation of the CVR Payout, which may be performed at the end of the CVR Measuring Period, and the Buyer agrees to such adjustment, such adjustments for the CVR Measuring Period may be reconciled and described in a written report and the payment shall be adjusted to reflect such determination. The Buyer shall keep complete and accurate records in sufficient detail to enable the amounts payable hereunder to be determined by the Holders and their consultants or professional advisors.

         Section 8.6.   Audits; Dispute Resolution.
                        --------------------------

                  (a) Audits.
                      ------

                         (i)   Upon the written request of the Holders of at
least a majority in interest of the outstanding Securities within thirty (30) Business Days after the Issuance Date, the Buyer and a representative of the Holders, who shall be approved by the Holders of a majority in interest of the outstanding Securities (the "Holders' Representative"), shall seek to resolve
                             -----------------------
any dispute, controversy or claim arising out of or related to the CVR Payout. If such dispute cannot be resolved within thirty (30) Business Days after the date of the requesting Holders' written request, then the Buyer shall permit an independent certified public accounting firm of nationally recognized standing selected by the requesting Holders and reasonably acceptable to the Buyer, at the requesting Holders' expense, to have access upon reasonable notice and during normal business hours to such of the records of the Buyer as are reasonably necessary to verify the accuracy of the CVR Report (the "Holders
                                                                    -------
Auditor Conclusion"). No such request shall be made more than thirty (30)
------------------
Business Days after the Issuance Date.

                         (ii)  If such accounting firm concludes that additional
CVR Payout is owed, then:


                               (1) Holders Auditor Conclusion. If the Buyer
                                   --------------------------
agrees with the Holders Auditor Conclusion, the Buyer shall issue the additional CVR Payout, if any, set forth in the Holders Auditor Conclusion within thirty
(30) Business Days of the date the requesting Holders deliver to the Buyer such accounting firm's written report, and notwithstanding anything to the contrary, in such case, the fees charged by such accounting firm shall be paid by the Buyer. The additional CVR Payout shall bear interest at the Default Interest Rate, as calculated by the Buyer, from the Issuance Date until such CVR Payout is either delivered to the Trustee or paid directly to the Holders entitled to such CVR Payout.


                               (2) Buyer Auditor Conclusion.
                                   ------------------------

                                     a) If the Buyer disagrees with the Holders
Auditor Conclusion, then the requesting Holders shall permit an independent certified public accounting firm of nationally recognized standing selected by the Buyer and reasonably acceptable to the requesting Holders, at the Buyer's expense, to verify the accuracy of the CVR Report (the "Buyer Auditor
                                                        -------------
Conclusion") and the parties shall attempt in good faith to resolve the dispute
----------
promptly by negotiations between the Buyer and the Holders' Representative through telephonic discussions or meetings at mutually acceptable times and places, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three (3) Business Days' notice of such intention and may also be accompanied by an attorney.

                                     b) If the requesting Holders agree with the
Buyer Auditor Conclusion, the Buyer shall issue the additional CVR Payout, if any, set forth in the Buyer Auditor Conclusion within thirty (30) Business Days of the date the Buyer delivers to the requesting Holders such accounting firm's written report, and notwithstanding anything to the contrary, in such case, the fees charged by such accounting firm shall be paid by Buyer. The additional CVR Payout shall bear interest at the Default Interest Rate, as such amount is calculated by the Buyer, from the Issuance Date until such CVR Payout is either delivered to the Trustee or paid directly to the Holders entitled to such CVR Payout.

                                     c) If the dispute shall not be resolved
pursuant to this Section 8(a)(ii)(2), the parties shall attempt to resolve such dispute in accordance with the provisions of Section 8.6(b) below.

                         (iii) Unless the Holders of at least a majority in
interest of the outstanding Securities have objected within thirty (30) Business Days after the Issuance Date pursuant to Section 8.6(a), upon the expiration of thirty (30) Business Days following the Issuance Date, the calculation of the CVR Payout issuable as set forth in the CVR Report shall be binding and conclusive upon the Holders and the Buyer, and the Buyer and its Affiliates shall be released from any liability or accountability with respect to the CVR Payout and this CVR Agreement.

                         (iv)  Each person seeking to receive information from
the Buyer in connection with an audit shall enter into, and shall cause its accounting firm to enter into, a reasonable and mutually satisfactory confidentiality agreement with the

Buyer obligating such party to retain all such financial information disclosed to such party in confidence pursuant to such confidentiality agreement.

                         (v) All negotiations pursuant to this Section 8.6(a)
are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

         (b) Dispute Resolution.
             ------------------

                         (i)   Non-Binding Mediation. Except as otherwise
                               ---------------------
expressly set forth in this CVR Agreement, in the event that the dispute concerning the CVR Payout has not been resolved under the procedures set forth in Section 8.6(a) above within twenty (20) Business Days of delivery of the Buyer Auditor Conclusion to the requesting Holders, then the Holders' Representative and/or the Buyer shall initiate non-binding mediation of the dispute with the assistance of a mutually agreed upon neutral mediator from JAMS with expertise in finance and accounting, with costs to be borne as provided in
Section 8.6(b)(iii) below. Mediation shall take place in the state of Delaware. Mediation may be scheduled to begin any time, but with at least ten (10) Business Days' notice to all parties. Once the mediation is initiated, the parties (i) shall participate in the mediation in good faith and shall devote reasonable time and energy to the mediation so as to promptly resolve the dispute or conclude that they cannot resolve the dispute and (ii) shall not pursue other remedies while such mediation is proceeding. If the dispute has not been resolved by such mediation within sixty (60) days following initiation of mediation, either party may pursue all available remedies in the Delaware Court of Chancery. In the event that the Delaware Court of Chancery does not accept jurisdiction over any action concerning this CVR Agreement, either party may pursue all available remedies in the United States District Court for the District of Delaware.

                         (ii)  Statutes of Limitations. All applicable statutes
                               -----------------------
of limitations and defenses based upon the passage of time shall be tolled while the negotiation and mediation procedures set forth in Section 8.6(b)(i) are pending. The parties will take such action, if any, as may be reasonably be required to effectuate such tolling.

                         (iii) Expenses of Mediation and/or Litigation. The
                               ---------------------------------------
Buyer and the Holders shall bear their own attorneys fees and share the costs of mediation equally, except as provided elsewhere in this CVR Agreement.

         Section 8.7.   Foreign Exchange. For the purpose of computing Revenue
                        ----------------
generated in a currency other than United States Dollars, such currency shall be converted into United States Dollars using the then current method used by HP in preparing its accounts.

         Section 8.8.   Annual TIA Certification. The Buyer will deliver to the
                        ------------------------
Trustee, within 120 days after the end of each fiscal year of the Buyer ending after the date hereof, an Officers' Certificate (of which one such officer signing such Certificate shall be the principal executive officer, principal financial officer or principal accounting officer), stating whether or not to the knowledge of the signers thereof the Buyer is in compliance with all of the conditions and covenants of this CVR Agreement (without regard to any period of grace or requirement of notice provided hereunder.)

                                    ARTICLE 9
                                    ---------

             REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT
             -------------------------------------------------------

         Section 9.1.   Event of Default Defined; Waiver of Default. "Event of
                        -------------------------------------------   --------
Default" with respect to the Securities, means each one of the following events
-------
which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of all or any part of the amounts payable as the CVR Payout, if any, in respect of any of the Securities as and when the same shall become due and payable at the Issuance Date; or

                  (b) default in the performance, or breach, of any covenant or warranty of the Buyer in respect of the Securities (other than a covenant or warranty in respect of the Securities, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of forty-five (45) days after there has been given, by registered or certified mail or overnight delivery service, to the Buyer by the Trustee or to the Buyer and the Trustee by the Holders of at least fifty percent (50%) of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or
             -----------------

                  (c) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Buyer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Buyer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

                  (d) the Buyer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Buyer or for any substantial part of its property, or make any general assignment for the benefit of creditors.

         If an Event of Default described above occurs and is continuing, either the Trustee may or the Trustee, upon receipt of indemnity satisfactory to it, upon the written request of Holders of not less than fifty percent (50%) of the Securities then Outstanding hereunder by notice in writing to the Buyer (and to the Trustee if given by the Holders), shall bring suit to appropriately protect the rights of Holders to any amounts payable following the Issuance Date or Default Issuance Date, or following the Issuance Date for any amounts then due and payable, which due and payable amounts, if any, shall bear interest at the Default Interest Rate until payment is made to the Trustee.

         The foregoing provisions, however, are subject to the condition that if, at any time after the Trustee shall have begun such suit, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Buyer shall pay or shall deposit with the Trustee a sum sufficient to pay all amounts which shall have become due (with interest upon such overdue amount at the Default Interest Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee, and if any and all Events of Default under this CVR Agreement, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority of all the Securities then Outstanding, by written notice to the Buyer and to the Trustee, may waive all defaults with respect to the Securities, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof.

         Section 9.2.   Collection of Indebtedness by Trustee; Trustee May Prove
                        --------------------------------------------------------
Debt. The Buyer covenants that in case default shall be made in the payment of
----
all or any part of the Securities when the same shall have become due and payable, whether at the Issuance Date, a Default Issuance Date or otherwise, then upon demand of the Trustee, the Buyer will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all Securities (with interest from the date due and payable to the date of such payment upon the overdue amount at the Default Interest Rate); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence or willful misconduct.

         The Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this CVR Agreement or in aid of the exercise of any power granted herein, or to enforce any other remedy.

         In case the Buyer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Buyer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Buyer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Buyer or an other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Buyer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Buyer or other obligor upon the Securities, or to the creditors or property of the Buyer or such other obligor the Trustee, irrespective of whether the CVR Payout for any Securities shall then be due and payable as herein expressed or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, (but shall have no obligation) by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or willful misconduct) and of the Holders allowed in any judicial proceedings relative to the Buyer or other obligor upon the Securities, or to their respective property;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

                  (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence or willful misconduct, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.7. To the extent that such payment of reasonable compensation, expenses, disbursements, advances and other amounts out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and of asserting claims under this CVR Agreement, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof and any trial or other proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this CVR Agreement to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

         Section 9.3.   Application of Proceeds. Any shares or monies collected
                        -----------------------
by the Trustee pursuant to this Article in respect of any Securities shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented Securities if only partially paid or upon surrender thereof if fully paid:

         FIRST: To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of its negligence or willful misconduct, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.7;

         SECOND: To the payment of the whole amount then owing and unpaid upon all the Securities, with interest (to the extent applicable) at the Default Interest Rate on all such amounts, and in case such shares or monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such amounts without preference or priority of any security over any other Security, ratably to the aggregate of such amounts due and payable; and

         THIRD: To the payment of the remainder, if any, to the Buyer or any other Person lawfully entitled thereto.

         Section 9.4.   Suits for Enforcement. Subject to Section 1.11, in case
                        ---------------------
an Event of Default has occurred and has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this CVR Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this CVR Agreement or in aid of the exercise of any power granted in this CVR Agreement or to enforce any other legal or equitable right vested in the Trustee by this CVR Agreement or by law.

         Section 9.5.   Restoration of Rights on Abandonment of Proceedings. In
                        ---------------------------------------------------
case the Trustee or any Holder shall have proceeded to enforce any right under this CVR Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Buyer and the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Buyer, the Trustee and the Holders shall continue as though no such proceedings had been taken.

         Section 9.6.   Limitations on Suits by Holders. No Holder of any
                        -------------------------------
Security shall have any right by virtue or by availing of any provision of this CVR Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this CVR Agreement, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than fifty percent (50%) of the Securities then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to
Section 9.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this CVR Agreement to effect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this CVR Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 9.7.   Unconditional Right of Holders. Subject to Section 1.11
                        ------------------------------
and Section 8.6 and notwithstanding any other provision in this CVR Agreement and any provision of any Security, the right of any Holder of any Security to receive payment of the amounts payable in respect of such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

         Section 9.8.   Powers and Remedies Cumulative; Delay or Omission Not
                        -----------------------------------------------------
Waiver of Default.
-----------------

                  (a) Except as provided in Section 8.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  (b) No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 8.6, every power and remedy given by this CVR Agreement or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

         Section 9.9.   Control by Holders.
                        ------------------

                  (a) The Holders of a majority of the Securities at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities by this CVR Agreement; provided that such direction shall not be otherwise than in accordance with law and the provisions of this CVR Agreement; and provided further that (subject to the provisions of Section 4.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 4.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

               (b) Nothing in this CVR Agreement shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

        Section 9.10.  Waiver of Past Defaults.
                       ------------------------

               (a) In the case of a default or an Event of Default specified in clause (b), (c) or (d) of Section 9.1, the Holders of a majority of all the Securities then Outstanding may waive any such default or Event of Default, and its consequences except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Buyer, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

               (b) Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this CVR Agreement; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

        Section 9.11. Trustee to Give Notice of Default, But May Withhold in
                      ------------------------------------------------------
Certain Circumstances. The Trustee shall transmit to the Holders, as the names
---------------------
and addresses of such Holders appear on the Security Register, notice by mail of all defaults which have occurred and are actually known to the Trustee, such notice to be transmitted within ninety days after the occurrence or knowledge thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "Defaults" for the purposes of this Section being
                  -------      --------
hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the CVR Payout on the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

     Section 9.12. Right of Court to Require Filing of Undertaking to Pay Costs.
                   ------------------------------------------------------------
All parties to this CVR Agreement agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this CVR Agreement or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than ten percent (10%) of the Securities Outstanding or to any suit instituted by any Holder for the enforcement of the payment of any Security on or after the due date expressed in such Security.

                                   ARTICLE 10
                                   ----------

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE
                    -----------------------------------------

     Section 10.1.     Consolidation, Merger, etc.
                       --------------------------

             (a) The Buyer and its Affiliates shall be entitled in their sole discretion to consolidate or merge with any Person or sell, lease, exchange, transfer, license, or otherwise dispose of any or all of their assets (whether tangible or intangible), including, without limitation, assets relating to the LEP Digital Products. In the event of any such merger, consolidation, sale, lease, exchange, transfer, license or other disposition pursuant to this Article, the Securities shall remain subject to the benefits of the Guaranty unless otherwise agreed to in writing by the Holders of a majority in interest of the Securities then Outstanding.

             (b) In the event of a merger or consolidation in which the Buyer is not the surviving entity or a sale, conveyance or transfer of all or substantially all of the properties and assets of Buyer, and subject to the sole discretion of the Buyer:

                        (i) the surviving Person or the purchaser, as applicable, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest, if any, on all the Securities and the performance or observance of every covenant of this CVR Agreement on the part of the Buyer to be performed or observed, by supplemental agreement satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Buyer) formed by such consolidation or into which the Buyer shall have been merged or by the Person which shall have acquired the Buyer's assets; or

                        (ii) the Buyer shall remain subject to the duties and obligations hereunder and shall remain the issuer of the Securities.

     Section 10.2. Successor Person Substituted.
                   ----------------------------

             (a) In case of any consolidation, merger, sale, transfer or conveyance pursuant to Section 10.1(b)(i), and following the assumption by the successor Person, such successor Person shall succeed to and be substituted for the Buyer with the same effect as if it had been named herein. Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Buyer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Buyer and delivered to the Trustee; and, upon the order of such successor Person instead of the Buyer and subject to all the terms, conditions and limitations in this CVR Agreement prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered to the Trustee for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this CVR Agreement as the Securities theretofore or thereafter issued in accordance with the terms of this CVR Agreement as though all of such Securities had been issued at the date of the execution hereof.

             (b) In case of any such consolidation, merger, sale, transfer or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

             (c) In the event of any consolidation, merger, sale, transfer or conveyance (other than a conveyance by way of lease) pursuant to the provisions of Section 10.1(b)(i), the Buyer or any Person which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this CVR Agreement and the Securities and may be liquidated and dissolved.

     Section 10.3. Opinion of Counsel to Trustee. In the event of any
                   -----------------------------
consolidation, merger, sale, transfer or conveyance pursuant to Section 10.1, the Trustee, subject to the provisions of Sections 4.1 and 4.2, shall receive an Officer's Certificate and an Opinion of Counsel, as conclusive evidence that any such consolidation, merger, sale, conveyance or transfer, and any related assumption or liquidation complies with the applicable provisions of this CVR Agreement, and, if a supplemental agreement is required in connection with such transaction, such supplemental agreement complies with this Article and that there has been compliance with all conditions precedent herein provided for relating to such transaction.

     Section 10.4. Successors. All covenants and provisions of this CVR
                   ----------
Agreement by or for the benefit of the Buyer, the Trustee, the Depositary or the Holders shall bind and inure to the benefit of their respective successors, assigns, heirs, and personal representatives.

                                   ARTICLE 11
                                   ----------

                           SATISFACTION AND DISCHARGE
                           --------------------------

         Section 11.1.   Satisfaction and Discharge of Agreement.
                         ---------------------------------------

         This Agreement shall upon Buyer's request cease to be of further effect with respect to any Securities, and the Trustee, at the expense of Buyer, shall execute proper instruments acknowledging satisfaction and discharge of this CVR Agreement, when:

                 (a) all Securities theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.4) have been delivered to the Trustee for cancellation; and

                 (b) the Buyer has paid or caused to be paid all sums payable hereunder by the Buyer; and

                 (c) the Buyer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that there has been compliance with all conditions precedent herein provided for relating to the satisfaction and discharge of this CVR Agreement.

         Notwithstanding the satisfaction and discharge of this CVR Agreement, the obligations of the Buyer to the Trustee under Section 4.7, the obligations of the Buyer to any Depositary or Paying Agent under Section 5.13 and, if money shall have been deposited with the Trustee pursuant to Section 8.3, the obligations of the Trustee under Section 11.2 and Section 8.3(d) shall survive.


         Section 11.2.   Application of Trust Money.
                         --------------------------

         Subject to the provisions of the last paragraph of Section 8.3, all money deposited with the Trustee pursuant to Section 3.1(b) shall be held in trust and applied by it, in accordance with the provisions of the Securities and this CVR Agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the CVR Payout for whose payment such money has been deposited with the Trustee.

         Section 11.3.   Repayment to the Buyer.
                         ----------------------

         Upon termination pursuant to Section 11.1 of the trust established pursuant to this CVR Agreement, the Trustee and Paying Agent shall promptly pay to the Buyer any excess money or U.S. Government Obligations.

        IN WITNESS WHEREOF, the parties hereto have caused this CVR Agreement to be duly executed, all as of the day and year first above written.

                                            HEWLETT-PACKARD ERSTE
                                            VERMOGENSVERWALTUNGS- UND
                                            BETEILIGUNGSGESELLSCHAFT mbH
                                            as Buyer

                                            By:     /s/ Charles N. Charnas
                                                    ----------------------------

                                            Name:   Charles N. Charnas
                                                    ----------------------------

                                            Title:  Managing Director
                                                    ----------------------------



                                            J.P. MORGAN TRUST COMPANY,
                                            NATIONAL ASSOCIATION
                                            as Trustee

                                            By:     /s/ Jennifer Richardson
                                                    ----------------------------

                                            Name:   Jennifer Richardson
                                                    ----------------------------

                                            Title:  Vice President
                                                    ----------------------------



                                            J.P. MORGAN TRUST COMPANY,
                                            NATIONAL ASSOCIATION
                                            as Depositary

                                            By:     /s/ Jennifer Richardson
                                                    ----------------------------

                                            Name:   Jennifer Richardson
                                                    ----------------------------

                                            Title:  Vice President
                                                    ----------------------------



              [Signature Page To Contingent Value Rights Agreement]

                                    EXHIBIT A

                             FORM OF GLOBAL SECURITY

                               __________________

No. ____             Certificate for __________________ Contingent Value Rights

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE CVR AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE BUYER, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

     UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE CVR AGREEMENT, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

     This certifies that ___________________________, or registered assigns (the "Holder"), is the registered holder of the number of Contingent Value Rights
 ------
("Securities") set forth above. Each Security entitles the Holder, subject to
  ----------
the provisions contained herein and in the CVR Agreement referred to on the reverse hereof, to payments from Hewlett-Packard Erste Vermogensverwaltungs- und Beteiligungsgesellschaft mbH, a corporation organized under the laws of Germany (the "Buyer"), in an amount and in the form determined pursuant to the
      -----
provisions set forth on the reverse hereof and as more fully described in the CVR Agreement referred to on the reverse hereof. Such payment shall be made on the Issuance Date or the Default Issuance Date, each as defined in the CVR Agreement referred to on the reverse hereof.

     Payment of any amounts pursuant to this Security shall be made only to the registered Holder (as defined in the CVR Agreement) of this Security. Such payment shall be made in the Borough of Manhattan, The City of New York, or at any other office or agency maintained by the Buyer for such purpose, in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, the Buyer may pay such amounts by wire transfer or check payable in such money. J.P. Morgan Trust Company, National Association, has been initially appointed as Paying Agent at its office or agency in the Borough of Manhattan, The City of New York.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the CVR Agreement, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Buyer has caused this instrument to be duly executed.

Dated:____________________________

                                               HEWLETT-PACKARD ERSTE
                                               VERMOGENSVERWALTUNGS- UND
                                               BETEILIGUNGSGESELLSCHAFT mbH

                                               By:     ______________________
                                               Name:  _______________________
                                               Title:________________________


Attest:

__________________________________
Authorized Signature

                          [Form of Reverse of Security]

     This Security is issued under and in accordance with the Contingent Value Rights Agreement, dated as of April 1, 2002 (the "CVR Agreement"), between the
                                                  --- ---------
Buyer, J.P. Morgan Trust Company, National Association, a national banking association, as trustee (the "Trustee," which term includes any successor
                              -------
Trustee under the CVR Agreement), and J.P. Morgan Trust Company, National Association, as Depositary and Paying Agent (in such context, the "Depositary,"
                                                                   ----------
which term includes any successor Depositary and Paying Agent under the CVR Agreement), and is subject to the terms and provisions contained in the CVR Agreement, to all of which terms and provisions the Holder of this Security consents by acceptance hereof. The CVR Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the CVR Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Buyer, the Trustee, the Depositary and the holders of the Securities. All capitalized terms used in this Security without definition shall have the respective meanings ascribed to them in the CVR Agreement. Copies of the CVR Agreement can be obtained by contacting the Trustee.

          On May 30, 2005 (or such earlier date upon which the Buyer delivers the CVR Report to the Trustee), the Buyer shall pay to the Trustee for transfer to the Holder hereof (or if such day is not a Business Day, without accruing any interest, on the next succeeding Business Day), (as the same may be extended, the "Issuance Date"), for each Security represented hereby, the CVR Payout, if
     -------------
any.

          The "CVR Payout," means, for each Security outstanding immediately
               ----------

prior to the Issuance Date, that amount of cash equal to: (i) if the Revenue during the CVR Measuring Period is equal to or greater than one billion six hundred million United States Dollars (U.S. $1,600,000,000) (the "Upper Limit"),
                                                                  -----------
$4.50; (ii) if the Revenue during the CVR Measuring Period is less than the Upper Limit but greater than one billion United States Dollars (U.S. $1,000,000,000) (the "Lower Limit"), the dollar amount equal to the
                      -----------
product of (x) $4.50 multiplied by the quotient obtained by dividing (y) the number by which Revenue exceeds the Lower Limit by (z) $600,000,000; and
(iii) if the Revenue during the CVR Measuring Period is less than or equal to the Lower Limit, $0.00.

          "HP" means Hewlett-Packard Company, a corporation organized under the
           --
laws of the State of Delaware.

          "Revenue" means the actual net revenue from the sale or lease of LEP
           -------
Digital Press Products and Consumables by the Buyer and its Affiliates (and its successors and assigns under the CVR agreement) during the CVR Measuring Period plus the Residual Calculation. Actual net revenue is to be based on U.S. GAAP, as applied by HP consistent with its financial SEC reporting practices as of the beginning of the CVR Measuring Period, or in the case of successors and assigns under the CVR Agreement which are not Affiliates of HP, as such successors or assigns account for net revenue under their standard accounting practices.

          "CVR Measuring Period" means the three-year period commencing on
           --------------------
April 1, 2002 and ending on March 31, 2005.

          "LEP Digital Press Products" means digital press products, including
           --------------------------
accessories and options (e.g. finishing equipment, sheet feeders) that utilize Company Core Technology.

          The CVR Agreement does not prohibit the Buyer or its Affiliates from acquiring Securities.

          The CVR Payout, if any, and interest thereon, if any, shall be payable by the Buyer in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts; provided, however, the Buyer may pay such amounts by its check or wire transfer payable in such money. J.P. Morgan Trust Company, National Association has been initially appointed as Paying Agent at its office or agency in the Borough of Manhattan, The City of New York.

          If an Event of Default occurs and is continuing, either the Trustee may or the Trustee, upon receipt of indemnity satisfactory to it, upon the written request of Holders of not less than fifty percent (50%) of the Securities then Outstanding under the CVR Agreement by notice to the Buyer (and to the Trustee if given by the Holders), shall bring suit to appropriately protect the rights of Holders to any amounts payable following the Issuance Date or Default Issuance Date, or following the Issuance Date for any amounts then due and payable, which due and payable amounts, if any, shall bear interest at the Default Interest Rate until payment is made to the Trustee.

          The CVR Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Buyer and the rights of the holders of Securities under the CVR Agreement at any time by the Buyer and the Trustee with the consent of the holders of a majority of the Securities at the time Outstanding.

          No reference herein to the CVR Agreement and no provision of this Security or of the CVR Agreement shall alter or impair the obligation of the Buyer, which is absolute and unconditional, to pay any amounts determined pursuant to the terms hereof and of the Agreement at the times, place and amount, and in the manner, herein prescribed. Each of the Holders of a Security or Securities, by acceptance thereof, agrees that: (i) the Buyer and its Affiliates shall be entitled in their sole discretion to establish and modify from time to time all aspects of Buyer's and its Affiliates' program for the development, manufacturing, marketing and sale of any products, including, without limitation, the LEP Digital Press Products and Consumables, including product design, functionality and features, development processes, roadmaps and timelines, evaluation, testing and release readiness, procurement or materials and components, manufacturing, marketing and sales and staffing and funding for any of the foregoing (any or all of which may be performed by the Buyer or its Affiliates using its internal resources or by third parties pursuant to outsourcing or other contractual relationships with the Buyer or its Affiliates); and (ii) the Buyer and its Affiliates have no obligation to initiate or continue research, development, commercialization, marketing or sales activities with respect to any products, including, without limitation, the LEP Digital Press Products and Consumables and, in the Buyer's or any of its Affiliates' sole and subjective discretion, the Buyer and its Affiliates may abandon efforts to research, develop, commercialize, market or sell any or all products, including, without limitation, the LEP Digital Press Products and Consumables. No joint venture, partnership or other fiduciary relationship between the Buyer and its Affiliates, on the one hand, and the holders of the Security or Securities, on the other hand, is created by this CVR Agreement or by the Security or Securities.

          The CVR Agreement provides that the Depositary shall receive an Officers' Certificate, on or before the Issuance Date, certifying the Revenue for the CVR Measuring Period and setting forth the calculation of the CVR Payout, if any, and amount of the consideration per such Security payable on the Issuance Date.

          As provided in the CVR Agreement and subject to certain limitations therein set forth, the Securities are non-transferable. A Permitted Transfer of the Securities represented by this Security is registrable on the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Buyer maintained for such purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Buyer and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities for the same amount of Securities, will be issued to the designated transferee or transferees. The Buyer hereby initially designates the office of the Trustee at c/o

JPMorgan Chase Bank, 55 Water Street, 234 North Building, New York, N.Y. 10041, as the office for registration of transfer of this Security.

         As provided in the CVR Agreement and subject to certain limitations therein set forth, this Security is exchangeable for one or more Securities representing the same number of Securities as represented by this Security as requested by the Holder surrendering the same.

         No service charge will be made for any registration of transfer or exchange of Securities, but the Buyer may require payment of a sum sufficient to cover all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

         Prior to the time of due presentment of this Security for registration of transfer, the Buyer, the Trustee and any agent of the Buyer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, and neither the Buyer, the Trustee nor any agent shall be affected by notice to the contrary.

         Neither the Buyer nor the Trustee has any duty or obligation to the holder of this Security, except as expressly set forth herein or in the CVR Agreement.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned CVR Agreement.

                     J.P. Morgan Trust Company, National Association, as Trustee


Dated: _____________

                                By___________________________________
                                   Authorized Signatory


                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to the applicable laws or regulations:

--------------------------------------------------------------------------------
TEN COM - as tenants in common             UNIF GIFT MIN ACT -- _____________
--------------------------------------------------------------------------------
TEN ENT - as tenants by the entireties                              (Cust)
--------------------------------------------------------------------------------
JT TEN - as joint tenants with right of    Custodian _____________ under Uniform
survivorship and not as tenants in common               (Minor)
                                           Gifts to Minors Act _____________
                                                                  (State)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional abbreviations may also be used though not in the above list.

                                   EXHIBIT B-1
                          FORM OF BENEFICIAL OWNER LIST

Name and Address of Beneficial Owner          Number of CVRs
------------------------------------          --------------

                                   EXHIBIT B-2
                                 FORM OF NOTICE

          [J.P. Morgan Trust Company, National Association, Letterhead]

                                 April __, 2002

[NAME OF BENEFICIAL OWNER]
[ADDRESS OF BENEFICIAL OWNER]

     Re:  Hewlett-Packard Company/Indigo Exchange Offer:
          Notice of Beneficial Interest in Global Security Relating to Contingent Value Rights

Dear [NAME OF BENEFICIAL OWNER]:

     In connection with the offer (the "Exchange Offer") by Hewlett-Packard
                                        --------------
Company ("HP") through an indirect subsidiary of HP to purchase all of the
          --
outstanding common shares of Indigo N.V. ("Indigo"), we hereby notify you that
                                           ------
you are the beneficial owner of __________ non-transferable contingent value rights (the "CVRs") that were issued in exchange for the ___________ Indigo
             ----
common shares tendered by you into the Exchange Offer that were exchanged for the contingent offer price.

     The CVRs are represented by one or more global securities (the "Global
                                                                     ------
Securities" and each, a "Global Security") registered in the name of and
----------               ---------------
deposited with J.P. Morgan Trust Company, National Association, which has been appointed as Depositary and Paying Agent pursuant to a Contingent Value Rights Agreement, dated as of April 1, 2002, by and between an indirect subsidiary of HP, J.P. Morgan Trust Company, National Association, as Trustee, and J.P. Morgan Trust Company, National Association, as Depositary and Paying Agent (in such context, the "Depositary"), as filed by HP on April 3, 2002 with the Securities
              ----------
and Exchange Commission as an exhibit to HP's Current Report on Form 8-K (the "CVR Agreement"). As a result, you will hold a beneficial interest in the Global
 -------------
Securities pursuant to the applicable procedures of the Depositary. The Form 8-K, including the CVR Agreement which is an exhibit thereto, is available on the Securities and Exchange Commission website at http://www.sec.gov.

     If you have any questions regarding the foregoing, or to request a copy of the CVR Agreement, please contact _________ of J.P. Morgan Trust Company, National Association, at (212) __________. Thank you.

                                       Sincerely,

                                       J.P. MORGAN TRUST COMPANY,
                                       NATIONAL ASSOCIATION


                                       ____________________________
                                       [Name]
                                       [Title]

          [J.P. Morgan Trust Company, National Association, Letterhead]

                                 April __, 2002

[NAME OF BENEFICIAL OWNER]
[ADDRESS OF BENEFICIAL OWNER]

     Re:  Hewlett-Packard Company/Indigo Exchange Offer:
          Notice of Beneficial Interest in Global Security Relating to Contingent Value Rights

Dear [NAME OF BENEFICIAL OWNER]:

     In connection with the offer (the "Exchange Offer") by Hewlett-Packard
                                        --------------
Company ("HP") through an indirect subsidiary of HP to purchase all of the
          --
outstanding common shares of Indigo N.V. ("Indigo"), we hereby notify you that
                                           ------
you are the beneficial owner of __________ non-transferable contingent value rights (the "CVRs") that were issued in exchange for the ___________ Indigo
             ----
common shares tendered by you into the Exchange Offer that were exchanged for the contingent offer price.

     The CVRs are represented by one or more global securities (the "Global
                                                                     ------
Securities" and each, a "Global Security") registered in the name of and
----------               ---------------
deposited with J.P. Morgan Trust Company, National Association, which has been appointed as Depositary and Paying Agent pursuant to a Contingent Value Rights Agreement, dated as of April 1, 2002, by and between an indirect subsidiary of HP, J.P. Morgan Trust Company, National Association, as Trustee, and J.P. Morgan Trust Company, National Association, as Depositary and Paying Agent (in such context, the "Depositary"), as filed by HP on April 3, 2002 with the Securities
              ----------
and Exchange Commission as an exhibit to HP's Current Report on Form 8-K (the "CVR Agreement"). As a result, you will hold a beneficial interest in the Global
 -------------
Securities pursuant to the applicable procedures of the Depositary. The Form 8-K, including the CVR Agreement which is an exhibit thereto, is available on the Securities and Exchange Commission website at http://www.sec.gov.

     Pursuant to the CVR Agreement, if you hold at least 100,000 CVRs, you are entitled to instruct the Depositary to pay any future payout under the CVRs, if any, with respect to the CVRs that you hold, by wire transfer into your account; provided, that you submit in writing to the Depositary wire transfer instructions that are sufficiently complete. If you would like to provide the Depositary with wire transfer instructions, please complete and sign the form attached as Exhibit A to this letter and return the completed and signed form to
            ---------
the Depositary.

[Click and Type Addressee Name]
April ___, 2002
Page 2


     If you have any questions regarding the foregoing, or to request a copy of the CVR Agreement, please contact _________ of J.P. Morgan Trust Company, National Association, at (212) __________. Thank you.

                                       Sincerely,

                                       J.P. MORGAN TRUST COMPANY,
                                       NATIONAL ASSOCIATION


                                       _______________________________
                                       [Name]
                                       [Title]

                                    Exhibit A
                                    ---------

                       Form of Wire Transfer Instructions

                                _________, 200__

J.P. Morgan Trust Company, National Association
[ADDRESS]
Attn:

     Re:  Hewlett-Packard Company/Indigo N.V.
          Wire Transfer Instructions

Dear             :

     Pursuant to your letter, dated April __, 2002, in connection with the offer by Hewlett-Packard Company ("HP") through an indirect subsidiary of HP to
                             --
purchase all of the outstanding common shares of Indigo N.V., the undersigned hereby acknowledges that it holds _______________ non-transferable contingent value rights ("CVRs") and therefore, is entitled to request and hereby requests
               ----
that you, pursuant to a Contingent Value Rights Agreement, dated as of April 1, 2002, by and between an indirect subsidiary of HP, J.P. Morgan Trust Company, National Association, as Trustee, and J.P. Morgan Trust Company, National Association, as Depositary and Paying Agent, pay the future payout under the CVRs, if any, with respect to the CVRs that I hold, by wire transfer to my account in accordance with the following wire transfer instructions:

          Account Name:

          Bank Name & Address:

          Account Number:

          ABA/Transit Number:

          International Wires
          Bank Telex Number:

          Reference:                  Hewlett-Packard Company/Indigo N.V.
                                      Exchange Offer

     If you have any questions regarding the foregoing, please contact me at ___________________________ [PLEASE PROVIDE TELEPHONE NUMBER]. Thank you.

                                       Very truly yours,



                                       [NAME OF BENEFICIAL OWNER]
                                       [ADDRESS]

                                   EXHIBIT C
                          FORM OF TRANSFER INSTRUMENT

                                _________, 200__

J.P. Morgan Trust Company, National Association

[ADDRESS]
Attn:

     Re:  Hewlett-Packard Company/Indigo N.V.
          Contingent Value Rights Transfer Request

Ladies and Gentlemen:

     Reference is made to the Contingent Value Rights Agreement, dated as of April 1, 2002, by and between an indirect subsidiary of Hewlett-Packard Company ("HP"), J.P. Morgan Trust Company, National Association, as Trustee, and J.P.
  --
Morgan Trust Company, National Association, as Depositary and Paying Agent (the "CVR Agreement"). Capitalized terms used and not otherwise defined in this
 -------------
letter have the respective meanings ascribed to them in the CVR Agreement.

     The undersigned is the beneficial owner of ______________ contingent value rights ("CVRs") issued pursuant to the CVR Agreement. The CVRs are represented
         ----
by one or more global securities (the "Global Securities" and each, a "Global
                                       -----------------               ------
Security") registered in the name of and deposited with J.P. Morgan Trust
--------
Company, National Association in its capacity as Depositary and Paying Agent.

     The undersigned understands that the CVRs and the corresponding interest in the Global Securities may not be sold (except to Buyer and its Affiliates), assigned, pledged, encumbered, or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer in accordance with Section 5.3 of the CVR Agreement and in compliance with applicable United States' federal and state securities laws and the terms and conditions of the CVR Agreement.

     The undersigned wishes to effect such a Permitted Transfer and hereby directs J.P. Morgan Trust Company, National Association, in its capacity as Depositary and Paying Agent, to transfer the beneficial ownership of _____________ CVRs and the undersigned's corresponding beneficial ownership in the Global Securities to:

Name: _______________________________________________
                  (Please Print)

Address: ____________________________________________

_____________________________________________________
                  (Include Zip Code)


Tax Identification or Social Security Number:

_____________________________________________________

     The undersigned hereby represents and warrants that the foregoing transfer qualifies as a Permitted Transfer because it is:

     (please check only one box)

     [__] a transfer on death by will or intestacy; or

     [__] a transfer by instrument to an inter vivos trust or testamentary trust in which the CVRs are to be passed to beneficiaries upon the death of the trustee; or

     [__] a transfer to an Affiliate of the undersigned; or

     [__] if the undersigned is a partnership or limited liability or similar company, a distribution by the undersigned to its limited partners or members; or

     [__] a gift; or

     [__] a sale or transfer to Buyer or its Affiliates.

     The undersigned understands that proper evidence that the requested transfer constitutes a Permitted Transfer also must be submitted with this Transfer Instrument.

     The undersigned further hereby irrevocably constitutes and appoints the Depositary as attorney to transfer said beneficial ownership in the Global Securities on the books of the Depositary, with full power of substitution in the premises.


                                            ____________________________________
                                            (Signature(s) of Beneficial Owner)

                                            Signature(s) must be guaranteed by
                                            an Eligible Guarantor Institution
                                            with membership in an approved
                                            signature guarantee program pursuant
                                            to Rule 17Ad-15 under the Securities
                                            Exchange Act of 1934.

                                            If any of the CVRs transferred
                                            hereby are held of record by two or
                                            more joint owners, all such owners
                                            must sign this Transfer Instrument.

                                            If this Transfer Instrument is
                                            signed by a trustee, executor,
                                            administrator, guardian,
                                            attorney-in-fact, officer or a
                                            corporation or other person acting
                                            in a fiduciary or representative
                                            capacity, such person should so
                                            indicate when signing, and proper
                                            evidence satisfactory to the
                                            Depositary of the authority of such
                                            person to so act must be submitted.

                                            ------------------------------------

                                      -2-